                                                      SEPTEMBER 30, 1997

             SunAmerica
                 Income Funds

                                   [GRAPHIC]


             Semiannual Report

             U.S. GOVERNMENT SECURITIES . FEDERAL SECURITIES

             DIVERSIFIED INCOME . HIGH INCOME . TAX EXEMPT INSURED

                                                 [LOGO] SunAmerica
                                                        Asset Management

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER
                                                               November 5, 1997

Dear Shareholder:

  The SunAmerica Federal Securities, Diversified Income, and High Income Funds each outperformed their respective Lipper category averages for the six months ended September 30, 1997 on a cumulative basis. This competitive performance was achieved primarily by extending portfolio maturities to slightly longer than average positions and focusing on those securities that we believed would provide incremental total return in a declining interest rate environment. The Tax Exempt Insured and the U.S. Government Securities Funds slightly underperformed their respective category averages for the semiannual period, primarily because of their inherently more conservative, shorter-duration strategies.

MARKET ACTIVITY

  Overall, the semiannual period reflected the fixed income markets euphorically dealing with stronger-than-expected economic growth and lower-than-anticipated inflation, and on the other hand, never shaking the uncertain anticipation surrounding an official change in monetary policy by the U.S. Federal Reserve Board.

  More specifically, real U.S. GDP growth slowed in the second and third calendar quarters from the rapid pace of the first. Yet strong consumer spending, export growth, and competitive pricing on a global basis still fueled the U.S. economy to between a 3.0% and 3.5% pace. At the same time, inflation was kept low by continued competition and consolidation in many consumer-oriented sectors, beneficial trends in commodity prices, and strides in technology. Also supporting the fixed income market rally were Congress' enactment of the balanced budget process and the faster-than-expected declining budget deficit-both of which indicate a move toward greater fiscal responsibility. Still, investors were continually preoccupied with whether the Federal Reserve Board would tighten policy again. In fact, the Fed raised the fed funds rate only once, and after the 0.25% rate hike on March 25th, short-term rates were kept constant at 5.50%.

  U.S. GOVERNMENT SECURITIES. In contrast to the previous six months, U.S. interest rates fell over this semiannual period, and the yield curve, while maintaining a positive slope, flattened. For example, the difference in yields between 30-year Treasuries and 1-year Treasuries was nearly 1.10% on March 31, 1997. As of September 30th, the yield spread had narrowed to 0.96%. The rally in the U.S. Treasury market was prompted primarily by three factors. First, prospects for benign inflation remained quite good. Second, balanced budget and deficit numbers were positive from a technical standpoint. And third, there was an increase in foreign ownership of U.S. Treasuries, based on the strength and stability of the U.S. dollar, attractive real rates, and their appeal as a safe haven, especially given the volatility of the Far East during this time.

  Given this scenario, there was an increase in mortgage prepayments, as less expensive alternatives became available. Still, mortgages outperformed all other fixed income sectors for the semiannual period due to their inherently higher yield.

  HIGH YIELD CORPORATE SECURITIES. A rising equity market, a strong economy, and declining interest rates served as an excellent backdrop for high yield corporate securities during the six month period. As a

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER
result, this sector continued to experience large cash inflows, as investors searched for the attractive yields these securities were offering in comparison to U.S. Treasuries. A growing number of institutional buyers also helped to support the market. Both supply and demand were on a record-setting pace, and credits overall improved as did fundamentals underlying these securities. The telecommunications industry was strong; the cyclical industries, such as paper and steel lagged.

  INTERNATIONAL SECURITIES. For most of the semiannual period, the foreign debt markets outperformed the other fixed income sectors. This was primarily due to the major rating agencies' upgrades of the sovereign debt of many emerging market countries, including Argentina and Brazil. Economic reforms, controlled inflation, political stability, and improved fiscal restraint, which, in turn, add stability to local currencies, all supported these credit upgrades.

  TAX EXEMPT SECURITIES. Municipal securities supply, primarily through refunding bonds, increased dramatically over the six months, as municipalities sought to take advantage of the lower interest rate environment. At the same time, demand remained strong, particularly from property and casualty insurance companies and retail buyers. Strong state and local economies, which have led to increased revenues, also served as a catalyst for a nearly 4:1 credit upgrade/downgrade ratio. Among the states upgraded were New York, Florida, Illinois, Georgia, and Washington. Credit spreads narrowed, as more than half of the new issues during the semiannual period came with insurance. The Taxpayer Relief Act, signed into law by President Clinton on August 5, 1997, has had, and we believe will continue to have, minimal impact on the municipal securities market.

INVESTMENT REVIEW

  THE U.S. GOVERNMENT SECURITIES AND FEDERAL SECURITIES FUNDS, each with approximately 1/3 of their portfolio assets invested in premium, higher coupon mortgages, 1/3 in current coupon, total return-oriented mortgages, and 1/3 in U.S. Treasuries, both benefited from their weightings in the outperforming mortgage sector. This "thirds strategy" also enabled us to adjust quickly in response to a market characterized by high day-to-day volatility and best taken advantage of through active trading and minor maturity adjustments. For example, given the declining interest rate environment, we concentrated a bit more within the mortgage sector on current coupon securities, which have less prepayment risk, and traded actively within the Treasury market. We also lengthened the average maturities of both Funds.

  The Federal Securities Fund, which is the longer duration, more total return-oriented of the two, performed well for the semiannual period, ranking in the top third of its Lipper category average in the second calendar quarter and in the top decile in the third calendar quarter. As of September 30, 1997, the Fund's average maturity stood at 13.69 years. The U.S. Government Securities Fund, which has a more conservative, shorter-duration portfolio, lagged the index. As of September 30, 1997, the Fund's average maturity stood at 12.98 years.

  THE DIVERSIFIED INCOME AND HIGH INCOME FUNDS, each of which significantly outperformed their respective Lipper category averages for the semiannual period, both benefited most from outstanding sector selection. The Diversified Income Fund was approximately 45% invested in foreign securities, 43% in high yield corporate bonds, 5% in preferred stock, 4% in U.S. Treasuries, and 3% in cash and other securities

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER
on September 30, 1997. As anticipated, the Fund's foreign securities in Brazil and Argentina, which are overweighted, performed well. The Fund also invested in Western Europe, particularly in the telecommunications sector, as well as in traditional sovereign debt and in the consumer staples and infrastructure building industries, e.g. steel and glass. It is worth noting that we completely avoided the Far East markets, and thus its recent well-publicized difficulties.

  In contrast to the preceding period, the High Income Fund benefited from its overweighting in the telecommunications sector, where we continued to see value and improving fundamentals during these six months. Within this sector, the Fund is invested in the cellular, paging, wireless, and competitive local exchange carrier (CLEC) industries, the last of which was the strongest performer. We believe the courtship of MCI as a takeover candidate illustrated both the need in the telecommunications industry to vertically integrate new products as well as the value of a strong infrastructure. The Fund also benefited from an underweighting in supermarkets, several of which suffered from heightened competition, leveraged positions, and a low inflationary environment.

  THE TAX EXEMPT INSURED FUND maintained its defensive posture, its shorter than average duration, and its commitment to stability of principal. This, along with the Fund's higher than average percentage of insured paper, limited its total return as yields fell over the semiannual period. Still, the Fund produced only 0.07% less than its Lipper category average for the six months, and we believe its below average risk positions it well in the face of the increasing supply picture that continues to build going into the fourth calendar quarter. To capture the benefits of the flattening yield curve, we gradually shifted the Fund's maturity structure from laddered, i.e. buying issues across the yield curve, to more of a barbell, i.e. overweighting on both the shorter- and longer-term ends of the yield curve.

  We also increased the overall credit quality of the portfolio by swapping out of California paper, which suffered from lack of supply, into Massachusetts and Colorado issues, which benefited from high demand. While we remain overweighted in New York, we reduced the Fund's exposure there, following a narrowing yield spread along the quality scale, and bought insured, general market names with similar coupons and good call protection instead. As of September 30, 1997, the Fund was broadly diversified among 33 states, and approximately 92% of its portfolio assets were invested in insured municipal bonds.

MANAGER OUTLOOK

  Looking ahead, we believe the technicals and fundamentals that drive the fixed income market are still positive. Continued low inflationary pressures, controlled economic growth, and real rates at historically low levels also bode well for bonds. This, along with recent economic evidence and market activity, indicates to us that the Federal Reserve Board is likely on hold for the near term.

  However, with interest rates rallying as much as they have over the semiannual period, we are beginning to look for signs of either ongoing economic expansion or a notable slowdown. Either way, we believe that pressures on wage inflation and what Federal Reserve Board Chairman Alan Greenspan calls the "quit rate," i.e. the percentage of people voluntarily leaving their jobs without another already lined up, will grow, thus keeping the Federal Reserve Board in the picture. Whenever it may occur, a Fed interest rate hike would cause a short-term disruption in the bond markets.

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER

  Given this outlook, we anticipate moving the maturities of the Federal Securities, Diversified Income, and High Income Funds to relatively neutral positions until we see signs confirming a particular direction for the economy. We intend to maintain our "thirds strategy" in the U.S. Government Securities and Federal Securities Funds, as we believe both should benefit ahead from a high flow of coupon payments and mortgage pre-payments.

  We intend to stay focused on the higher yielding international markets in the Diversified Income Fund and on the telecommunications sector in the High Income Fund. However, given the spread compression during the semiannual period and the near-record length of the current economic expansion, we believe it is an appropriate time to move toward a slightly more conservative profile. Thus, we intend to harvest some gains from issues that have reached our price objectives and to marginally upgrade credit quality over the next quarter. We will also carefully monitor the default rate, a key indicator of the health of the high yield market, in the coming months.

  As for the Tax Exempt Insured Fund, we intend to continue focusing on high quality, non-callable, premium coupon bonds as we seek stability of principal, while attempting to take advantage of varying supply/demand imbalances in several states as we seek to maximize income. We remain defensively positioned, however should signs of inflation appear, we would likely lengthen average maturity at that time.

  In all of the SunAmerica Income Funds, what is always most important, in our opinion, is our long-standing commitment to our top-down, issue-specific, value-oriented strategies, carried out in a disciplined manner consistent with market conditions and interest rate activity. The wisdom of this philosophy has been proven in the performance of our Funds over time.

  We value your ongoing support of the SunAmerica Income Funds and look forward to serving your investment needs in the years ahead with pro-active management and high current income consistent with each Fund's objective.



/s/ P. Christopher Leary

P. Christopher Leary
Director of Fixed Income


                                       /s/ James T. McGrath

                                       James T. McGrath
                                       Portfolio Manager


/s/ John W. Risner

John W. Risner
Portfolio Manager

 SUNAMERICA INCOME FUNDS
 STATEMENT OF ASSETS AND LIABILITIES--March 31, 1997

                           U.S. GOVERNMENT     FEDERAL     DIVERSIFIED       HIGH       TAX EXEMPT
                           SECURITIES FUND SECURITIES FUND INCOME FUND   INCOME FUND   INSURED FUND
                           --------------- --------------- ------------  ------------  ------------
ASSETS:
Investment securities, at
 value (identified cost
 $396,039,808;
 $45,092,074;
 $89,818,361;
 $121,465,554 and
 $115,459,232,
 respectively)...........   $394,208,281     $45,013,411   $ 90,825,811  $118,629,775  $121,024,730
Short-term securities
 (cost equals market)....             --              --             --            --     3,900,000
Joint repurchase
 agreements (cost equals
 market).................     30,041,000       9,042,000      3,985,000     7,976,000            --
Cash.....................            735             229            163           688        75,312
Interest and dividends
 receivable..............      4,072,628         373,831      1,858,122     2,345,301     1,873,210
Receivable for
 investments sold........      1,187,380              --      4,750,249    14,927,626     4,617,722
Receivable for shares of
 beneficial interest
 sold....................         68,177           2,386        134,657       320,624           389
Prepaid expenses.........         37,476          28,897          5,280        12,957        22,423
                            ------------     -----------   ------------  ------------  ------------
 Total assets............    429,615,677      54,460,754    101,559,282   144,212,971   131,513,786
                            ------------     -----------   ------------  ------------  ------------
LIABILITIES:
Payable for securities
 loaned..................     24,000,000       4,800,000             --            --            --
Payable for shares of
 beneficial interest
 redeemed................      1,656,140           5,187        329,488     2,402,852       115,778
Dividends payable........        809,310         104,318        321,271       484,440       225,778
Accrued expenses.........        397,043          64,811         90,897       108,260       100,269
Distribution and service
 maintenance fees
 payable.................        286,533          25,657         76,797       101,137        51,759
Investment advisory and
 management fees payable.        255,348          22,411         58,204        93,920        53,516
Payable for investments
 purchased...............             --              --             --     1,500,000     7,537,837
                            ------------     -----------   ------------  ------------  ------------
 Total liabilities.......     27,404,374       5,022,384        876,657     4,690,609     8,084,937
                            ------------     -----------   ------------  ------------  ------------
    Net assets...........   $402,211,303     $49,438,370   $100,682,625  $139,522,362  $123,428,849
                            ============     ===========   ============  ============  ============
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value...................   $    481,263     $    47,523   $    228,804  $    197,502  $     99,975
Paid-in capital..........    441,564,474      50,746,865    129,535,788   180,166,348   124,524,652
                            ------------     -----------   ------------  ------------  ------------
                             442,045,737      50,794,388    129,764,592   180,363,850   124,624,627
Accumulated distributions
 in excess of net
 investment income.......       (318,396)        (82,950)      (217,383)     (267,317)     (213,544)
Accumulated net realized
 loss on investments,
 futures and options
 contracts and foreign
 currency................    (37,684,511)     (1,194,405)   (29,872,034)  (37,738,392)   (6,547,732)
Net unrealized
 appreciation
 (depreciation) on
 investments.............     (1,831,527)        (78,663)     1,007,450    (2,835,779)    5,565,498
                            ------------     -----------   ------------  ------------  ------------
    Net assets...........   $402,211,303     $49,438,370   $100,682,625  $139,522,362  $123,428,849
                            ============     ===========   ============  ============  ============
CLASS A (UNLIMITED SHARES
 AUTHORIZED):
Net asset value and
 redemption price per
 share
 ($113,171,469/13,546,280;
 $30,509,148/2,936,039;
 $22,601,192/5,145,977;
 $41,139,198/5,828,578
 and
 $98,375,528/7,968,704
 net assets and shares of
 beneficial interest
 issued and outstanding,
 respectively)...........   $       8.35     $     10.39   $       4.39  $       7.06  $      12.35
Maximum sales charge
 (4.75% of offering
 price)..................           0.42            0.52           0.22          0.35          0.62
                            ------------     -----------   ------------  ------------  ------------
Maximum offering price to
 public..................   $       8.77     $     10.91   $       4.61  $       7.41  $      12.97
                            ============     ===========   ============  ============  ============
CLASS B (UNLIMITED SHARES
 AUTHORIZED):
Net asset value, offering
 and redemption price
 (less any applicable
 contingent deferred
 sales charge) per share
 ($289,039,834/34,580,049;
 $18,929,222/1,816,306;
 $78,081,433/17,734,431;
 $98,383,164/13,921,621
 and
 $25,053,321/2,028,803
 net assets and shares of
 beneficial interest
 issued and outstanding,
 respectively)...........   $       8.36     $     10.42   $       4.40  $       7.07  $      12.35
                            ============     ===========   ============  ============  ============


See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 STATEMENT OF OPERATIONS--For the year ended March 31, 1997

                            U.S. GOVERNMENT     FEDERAL     DIVERSIFIED     HIGH       TAX EXEMPT
                            SECURITIES FUND SECURITIES FUND INCOME FUND  INCOME FUND  INSURED FUND
                            --------------- --------------- -----------  -----------  ------------
INVESTMENT INCOME:
Income:
 Interest.................   $ 40,869,021     $4,296,512    $11,440,856  $15,523,828   $8,244,562
 Dividends................             --             --         46,590      130,000           --
                             ------------     ----------    -----------  -----------   ----------
 Total Investment Income..     40,869,021      4,296,512     11,487,446   15,653,828    8,244,562
                             ------------     ----------    -----------  -----------   ----------
Expenses:
 Investment advisory and
  management fees.........      3,370,947        294,357        740,539    1,107,351      685,760
 Distribution and service
  maintenance fees--Class
  A.......................        392,498        120,785         63,781      138,128      379,499
 Distribution and service
  maintenance fees--Class
  B.......................      3,662,116        225,691        957,064    1,081,816      287,238
 Transfer agent fees and
  expenses--Class A.......        298,321         97,429         52,384      111,423      279,444
 Transfer agent fees and
  expenses--Class B.......        942,666         62,457        255,361      284,740       69,271
 Custodian fees and
  expenses................        844,490        103,560         79,340       83,425       89,850
 Trustees' fees and
  expenses................         66,219          7,859         15,341       19,225       18,376
 Audit and tax consulting
  fees....................         55,855         18,090         22,170       24,410       25,575
 Printing expense.........         26,050          5,955          6,735        9,620        4,820
 Insurance expense........          9,620          1,096          2,217        2,624       27,298
 Legal fees and expenses..          8,550            780          1,420        1,990        2,460
 Registration fees--Class
  A.......................          5,642          6,534          3,823        4,310        4,505
 Registration fees--Class
  B.......................          6,653          6,034          4,939        4,883        4,878
 Interest expense.........          4,985            338          1,295        6,533           --
 Miscellaneous expenses...          9,334          2,942          4,006        4,283        3,914
                             ------------     ----------    -----------  -----------   ----------
 Total expenses...........      9,703,946        953,907      2,210,415    2,884,761    1,882,888
 Less: expenses
  reimbursed by
  distributor.............         (6,176)            --             --      (11,034)          --
                             ------------     ----------    -----------  -----------   ----------
 Net expenses.............      9,697,770        953,907      2,210,415    2,873,727    1,882,888
                             ------------     ----------    -----------  -----------   ----------
Net investment income.....     31,171,251      3,342,605      9,277,031   12,780,101    6,361,674
                             ------------     ----------    -----------  -----------   ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........    (13,021,676)      (270,175)     3,537,013    8,745,205    2,352,893
Net realized gain (loss)
 on futures and options
 contracts................        (68,606)        19,076        (19,031)          --       15,222
Net realized foreign
 exchange loss on other
 assets and liabilities...             --             --         (1,754)          --           --
Net change in unrealized
 appreciation/depreciation
 on investments...........     (1,446,259)      (165,240)      (866,163)  (6,210,119)  (3,258,254)
Net change in unrealized
 foreign exchange
 gain/loss on other assets
 and liabilities..........             --             --             15           --           --
                             ------------     ----------    -----------  -----------   ----------
Net realized and
 unrealized gain (loss) on
 investments and foreign
 currency.................    (14,536,541)      (416,339)     2,650,080    2,535,086     (890,139)
                             ------------     ----------    -----------  -----------   ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............   $ 16,634,710     $2,926,266    $11,927,111  $15,315,187   $5,471,535
                             ============     ==========    ===========  ===========   ==========


See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                          U.S. GOVERNMENT SECURITIES FUND        FEDERAL SECURITIES FUND       DIVERSIFIED INCOME FUND
                          -------------------------------     ----------------------------- -----------------------------
                           FOR THE YEAR      FOR THE YEAR      FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                               ENDED             ENDED            ENDED          ENDED          ENDED          ENDED
                          MARCH 31, 1997    MARCH 31, 1996    MARCH 31, 1997 MARCH 31, 1996 MARCH 31, 1997 MARCH 31, 1996
                          ---------------   ---------------   -------------- -------------- -------------- --------------
DECREASE IN NET ASSETS:
OPERATIONS:
 Net investment income..  $    31,171,251   $    41,530,783    $  3,342,605   $ 4,210,239    $  9,277,031   $ 11,947,523
 Net realized gain
  (loss) on
  investments...........      (13,021,676)        9,603,179        (270,175)    2,758,114       3,537,013     (8,084,041)
 Net realized gain
  (loss) on futures and
  options contracts.....          (68,606)           45,590          19,076       (23,056)        (19,031)      (292,616)
 Net realized foreign
  exchange loss on other
  assets and
  liabilities...........               --                --              --            --          (1,754)            --
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........       (1,446,259)        5,738,709        (165,240)      423,129        (866,163)    13,961,546
 Net change in
  unrealized foreign
  exchange gain/loss on
  other assets and
  liabilities...........               --                --              --            --              15           (102)
                          ---------------   ---------------    ------------   -----------    ------------   ------------
Net increase in net
 assets resulting from
 operations.............       16,634,710        56,918,261       2,926,266     7,368,426      11,927,111     17,532,310
                          ---------------   ---------------    ------------   -----------    ------------   ------------
DIVIDENDS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)......       (6,332,560)       (6,676,176)     (1,939,301)   (1,985,432)     (1,544,886)    (1,513,903)
 From net investment
  income (Class B)......      (18,378,969)      (27,782,092)     (1,107,790)   (2,098,335)     (7,502,127)   (11,028,301)
                          ---------------   ---------------    ------------   -----------    ------------   ------------
Total dividends to
 shareholders...........      (24,711,529)      (34,458,268)     (3,047,091)   (4,083,767)     (9,047,013)   (12,542,204)
                          ---------------   ---------------    ------------   -----------    ------------   ------------
NET DECREASE IN NET
 ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS
 (NOTE 6)...............     (143,987,563)     (136,362,670)    (16,883,153)   (8,732,579)    (29,908,684)   (23,870,313)
                          ---------------   ---------------    ------------   -----------    ------------   ------------
TOTAL DECREASE IN NET
 ASSETS.................     (152,064,382)     (113,902,677)    (17,003,978)   (5,447,920)    (27,028,586)   (18,880,207)
NET ASSETS:
Beginning of year.......      554,275,685       668,178,362      66,442,348    71,890,268     127,711,211    146,591,418
                          ---------------   ---------------    ------------   -----------    ------------   ------------
End of year [including
 distributions in excess
 of net investment
 income for March 31,
 1997 and March 31, 1996
 of $(318,396),
 $(1,255,322),
 $(82,950), $(174,321),
 $(217,383) and
 $(522,977),
 respectively]..........  $   402,211,303   $   554,275,685    $ 49,438,370   $66,442,348    $100,682,625   $127,711,211
                          ===============   ===============    ============   ===========    ============   ============


See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                                  HIGH INCOME FUND           TAX EXEMPT INSURED FUND
                            ----------------------------- -----------------------------
                             FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                ENDED          ENDED          ENDED          ENDED
                            MARCH 31, 1997 MARCH 31, 1996 MARCH 31, 1997 MARCH 31, 1996
                            -------------- -------------- -------------- --------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
 Net investment income....   $ 12,780,101   $ 15,243,396   $  6,361,674   $  7,373,636
 Net realized gain (loss)
  on investments..........      8,745,205     (7,236,768)     2,352,893      1,630,756
 Net realized gain (loss)
  on futures and options
  contracts...............             --             --         15,222       (199,383)
 Net change in unrealized
  appreciation/depreciation
  on investments..........     (6,210,119)     7,416,828     (3,258,254)     2,644,616
                             ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from
 operations...............     15,315,187     15,423,456      5,471,535     11,449,625
                             ------------   ------------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
 From net investment
  income (Class A)........     (3,645,653)    (4,100,978)    (5,107,379)    (6,307,717)
 From net investment
  income (Class B)........     (9,395,202)   (12,111,523)    (1,167,279)    (1,156,665)
                             ------------   ------------   ------------   ------------
Total dividends to
 shareholders.............    (13,040,855)   (16,212,501)    (6,274,658)    (7,464,382)
                             ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE
 TRANSACTIONS (NOTE 6)....      9,485,027    (65,066,720)   (27,040,178)   (16,652,927)
                             ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS............     11,759,359    (65,855,765)   (27,843,301)   (12,667,684)
NET ASSETS:
Beginning of year.........    127,763,003    193,618,768    151,272,150    163,939,834
                             ------------   ------------   ------------   ------------
End of year [including
 distributions in excess
 of net investment income
 for March 31, 1997 and
 March 31, 1996 of
 $(267,317), $(228,649),
 $(213,544) and
 $(308,829),
 respectively]............   $139,522,362   $127,763,003   $123,428,849   $151,272,150
                             ============   ============   ============   ============


See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES FUND

                                          NET
                                         GAIN
                                        (LOSS)
                                          ON                                              DISTRI-
                                        INVEST-                                           BUTIONS
                                         MENTS      TOTAL    DIVIDENDS DISTRI-           IN EXCESS           NET
                 NET ASSET               (BOTH       FROM    FROM NET  BUTIONS            OF NET            ASSET
                  VALUE,      NET      REALIZED    INVEST-    INVEST-   FROM    RETURN    INVEST-   TOTAL   VALUE,
     PERIOD      BEGINNING INVESTMENT     AND        MENT      MENT     OTHER     OF       MENT    DISTRI-  END OF   TOTAL
     ENDED       OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS  INCOME   SOURCES  CAPITAL   INCOME   BUTIONS  PERIOD RETURN(2)
---------------- --------- ---------- ----------- ---------- --------- -------  -------  --------- -------  ------ ---------
                            RATIO OF       RATIO OF
                    NET     EXPENSES         NET
                   ASSETS      TO         INVESTMENT
                   END OF   AVERAGE       INCOME TO
     PERIOD        PERIOD     NET          AVERAGE       PORTFOLIO
     ENDED        (000'S)    ASSETS       NET ASSETS     TURNOVER
---------------- ---------- ------------- -------------- ---------
                                    CLASS A

10/01/93-
 3/31/94(3).....   $8.68     $0.28      $(0.34)     $(0.06)   $(0.14)  $   --   $(0.01)   $(0.08)  $(0.23)  $8.39    (0.68)%
3/31/95.........    8.39      0.61       (0.30)       0.31     (0.47)      --       --        --    (0.47)   8.23     3.89
3/31/96.........    8.23      0.62        0.16        0.78     (0.51)      --       --        --    (0.51)   8.50     9.62
3/31/97.........    8.50      0.59       (0.26)       0.33     (0.48)      --       --        --    (0.48)   8.35     3.98
10/01/93-
 3/31/94(3)..... $   76,586   1.35%(4)(6)    6.83%(4)(6)     35%
3/31/95.........     73,399   1.46(6)        7.50(6)        105
3/31/96.........    125,504   1.44(6)        7.11(6)        142
3/31/97.........    113,171   1.54(6)        7.01(6)        148
                                    CLASS B

6/30/93(5)......   $8.88     $0.64      $(0.17)     $ 0.47    $(0.44)  $(0.17)  $   --    $   --   $(0.61)  $8.74     5.49%
7/01/93-
 3/31/94........    8.74      0.43       (0.40)       0.03     (0.24)      --    (0.01)    (0.13)   (0.38)   8.39     0.25
3/31/95.........    8.39      0.56       (0.30)       0.26     (0.41)      --       --        --    (0.41)   8.24     3.25
3/31/96.........    8.24      0.55        0.17        0.72     (0.45)      --       --        --    (0.45)   8.51     8.87
3/31/97.........    8.51      0.54       (0.26)       0.28     (0.43)      --       --        --    (0.43)   8.36     3.31
7/01/93-
 3/31/94........    886,089   1.95(4)(6)     6.61(4)(6)      35
3/31/95.........    594,779   2.15(6)        6.80(6)        105
3/31/96.........    428,772   2.13           6.46           142
3/31/97.........    289,040   2.18           6.36           148

--------------------------------------------------------------------------------

FEDERAL SECURITIES FUND

                                         NET
                                        GAIN
                                       (LOSS)
                                         ON                                         DISTRI-
                                       INVEST-                                      BUTIONS
                                        MENTS      TOTAL    DIVIDENDS DISTRI-      IN EXCESS           NET               NET
                 NET ASSET   NET        (BOTH       FROM    FROM NET  BUTIONS       OF NET            ASSET             ASSETS
                  VALUE,   INVEST-    REALIZED    INVEST-    INVEST-   FROM         INVEST-   TOTAL   VALUE,            END OF
     PERIOD      BEGINNING  MENT         AND        MENT      MENT    CAPITAL        MENT    DISTRI-  END OF   TOTAL    PERIOD
     ENDED       OF PERIOD INCOME    UNREALIZED) OPERATIONS  INCOME    GAINS        INCOME   BUTIONS  PERIOD RETURN(2) (000'S)
---------------- --------- -------   ----------- ---------- --------- -------      --------- -------  ------ --------- --------
                 RATIO OF       RATIO OF
                 EXPENSES         NET
                    TO         INVESTMENT
                 AVERAGE       INCOME TO
     PERIOD        NET          AVERAGE       PORTFOLIO
     ENDED        ASSETS       NET ASSETS     TURNOVER
---------------- ------------- -------------- ---------
                                    CLASS A

10/11/93-
 3/31/94(3).....  $10.58    $0.22(1)   $(0.34)     $(0.12)   $(0.23)  $(0.01)       $   --   $(0.24)  $10.22   (1.14)% $    592
3/31/95.........   10.22     0.60(1)    (0.20)       0.40     (0.64)      --            --    (0.64)    9.98    4.18      6,259
3/31/96.........    9.98     0.68(1)     0.40        1.08     (0.63)      --            --    (0.63)   10.43   10.94     40,278
3/31/97.........   10.43     0.65(1)    (0.10)        .55     (0.59)      --            --     (.59)   10.39    5.40     30,509
10/11/93-
 3/31/94(3).....   1.39%(4)(6)    4.68%(4)(6)     68%
3/31/95.........   1.40(6)        6.90(6)        267
3/31/96.........   1.37           6.12           311
3/31/97.........   1.41           6.11           426
                                    CLASS B

3/31/93.........  $10.64    $0.70      $ 0.14      $ 0.84    $(0.64)  $   --        $   --   $(0.64)  $10.84    8.06%  $121,267
3/31/94.........   10.84     0.62(1)    (0.71)      (0.09)    (0.49)   (0.03)        (0.01)   (0.53)   10.22   (0.89)    81,011
3/31/95.........   10.22     0.63(1)    (0.26)       0.37     (0.58)      --            --    (0.58)   10.01    3.81     65,631
3/31/96.........   10.01     0.56(1)     0.44        1.00     (0.56)      --            --    (0.56)   10.45   10.13     26,165
3/31/97.........   10.45     0.57(1)     (.08)        .49      (.52)      --            --     (.52)   10.42    4.82     18,929
3/31/93.........   1.85%          6.36%           97%
3/31/94.........   1.98           5.79            68
3/31/95.........   2.03           6.33           267
3/31/96.........   2.01           5.64           311
3/31/97.........   2.07           5.46           426

------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(6) Net of the following expense reimbursements (based on average net assets):

                                    6/30/93 3/31/94 3/31/95 3/31/96 3/31/97
                                    ------- ------- ------- ------- -------
   U.S. Government Securities Fund
    Class A                            --     .10%    .07%   .04%     .01%
   U.S. Government Securities Fund
    Class B                          .02%     .06%    .03%     --        --
   Federal Securities Fund Class A     --    6.74%   1.26%     --        --

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 FINANCIAL HIGHLIGHTS

DIVERSIFIED INCOME FUND

                                        NET GAIN
                                        (LOSS) ON                                                  RATIO OF
                                       INVESTMENTS                        NET               NET    EXPENSES      RATIO OF NET
                  NET ASSET               (BOTH               DIVIDENDS  ASSET             ASSETS     TO          INVESTMENT
                   VALUE,      NET      REALIZED   TOTAL FROM  FROM NET  VALUE,            END OF  AVERAGE        INCOME TO
                  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT END OF   TOTAL    PERIOD    NET         AVERAGE NET
  PERIOD ENDED    OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   PERIOD RETURN(2) (000'S)   ASSETS          ASSETS
----------------  --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------      ------------
                  PORTFOLIO
  PERIOD ENDED    TURNOVER
----------------- ---------

                                    CLASS A
10/05/93 -
 10/31/93(3)(4).    $5.05     $0.02      $ 0.01      $ 0.03     $(0.01)  $5.07     0.65%  $    762   1.40%(5)        8.92%(5)
11/01/93 -
 3/31/94........     5.07      0.13       (0.23)      (0.10)     (0.18)   4.79    (2.10)    12,600   1.42 (5)(8)     8.25 (5)(8)
3/31/95.........     4.79      0.43       (0.66)      (0.23)     (0.42)   4.14    (5.10)    14,213   1.59            9.58
3/31/96.........     4.14      0.39        0.16        0.55      (0.40)   4.29    13.78     16,762   1.46            8.96
3/31/97.........     4.29      0.37        0.10        0.47      (0.37)   4.39    11.43     22,601   1.42            8.68
10/05/93 -
 10/31/93(3)(4).     249%
11/01/93 -
 3/31/94........      48
3/31/95.........     160
3/31/96.........     166
3/31/97.........     131

                                    CLASS B
10/31/93(4)(6)..    $4.82     $0.38      $ 0.24      $ 0.62     $(0.37)  $5.07    13.35%  $102,519   1.78%(8)        7.53%(8)
11/01/93 -
 3/31/94........     5.07      0.15       (0.27)      (0.12)     (0.16)   4.79    (2.52)   174,072   2.11 (5)        7.48 (5)
3/31/95.........     4.79      0.40       (0.65)      (0.25)     (0.39)   4.15    (5.46)   132,378   2.12            8.98
3/31/96.........     4.15      0.36        0.17        0.53      (0.38)   4.30    13.09    110,949   2.06            8.42
3/31/97.........     4.30      0.35        0.10        0.45      (0.35)   4.40    10.73     78,081   2.04            8.05
10/31/93(4)(6)..     249%
11/01/93 -
 3/31/94........      48
3/31/95.........     160
3/31/96.........     166
3/31/97.........     131

--------------------------------------------------------------------------------

HIGH INCOME FUND

                                        NET GAIN
                                        (LOSS) ON                                                  RATIO OF
                                       INVESTMENTS                        NET               NET    EXPENSES      RATIO OF NET
                 NET ASSET                (BOTH               DIVIDENDS  ASSET             ASSETS     TO          INVESTMENT
                  VALUE,      NET       REALIZED   TOTAL FROM  FROM NET  VALUE,            END OF  AVERAGE        INCOME TO
                 BEGINNING INVESTMENT      AND     INVESTMENT INVESTMENT END OF   TOTAL    PERIOD    NET         AVERAGE NET
  PERIOD ENDED   OF PERIOD   INCOME    UNREALIZED) OPERATIONS   INCOME   PERIOD RETURN(2) (000'S)   ASSETS          ASSETS
---------------- --------- ----------  ----------- ---------- ---------- ------ --------- -------- --------      ------------
                 PORTFOLIO
  PERIOD ENDED   TURNOVER
---------------- ---------

                                    CLASS A
3/31/93(7)......   $8.07     $0.95       $ 0.18      $ 1.13     $(1.08)  $8.12    15.05%  $ 30,715   1.77%          11.08%
3/31/94(7)......    8.12      0.87(1)     (0.14)       0.73      (0.82)   8.03     9.14     33,724   1.72           10.34
3/31/95.........    8.03      0.78(1)     (1.03)      (0.25)     (0.83)   6.95    (2.91)    40,585   1.61           10.82
3/31/96.........    6.95      0.67(1)      0.02        0.69      (0.69)   6.95    10.43     35,963   1.53            9.36
3/31/97.........    6.95      0.65(1)      0.12        0.77      (0.66)   7.06    11.46     41,139   1.50            9.10
3/31/93(7)......    232%
3/31/94(7)......    290
3/31/95.........    196
3/31/96.........    183
3/31/97.........    164

                                    CLASS B

10/01/93 -
 3/31/94(3).....   $8.18     $0.38(1)    $(0.17)     $ 0.21     $(0.35)  $8.04     2.46%  $131,713   2.15%(5)(8)     9.07%(5)(8)
3/31/95.........    8.04      0.73(1)     (1.02)      (0.29)     (0.79)   6.96    (3.42)   153,034   2.16 (8)       10.26 (8)
3/31/96.........    6.96      0.62(1)      0.03        0.65      (0.65)   6.96     9.83     91,800   2.06 (8)        8.85 (8)
3/31/97.........    6.96      0.61(1)      0.12        0.73      (0.62)   7.07    10.78     98,383   2.11 (8)        8.49 (8)
10/01/93 -
 3/31/94(3).....    290%
3/31/95.........    196
3/31/96.........    183
3/31/97.........    164

------------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Commencement of sale of respective class of shares
(4)Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(5)Annualized
(6)Restated to reflect 1.889180183-for-1 stock split effective December 16,
  1992
(7)Restated to reflect 1.174107276-for-1 stock split effective October 1, 1993
(8)Net of the following expense reimbursements (based on average net assets):

                                    10/31/93 3/31/94 3/31/95 3/31/96 3/31/97
                                    -------- ------- ------- ------- -------
   Diversified Income Fund Class A    --       .62%    --      --      --
   Diversified Income Fund Class B    .38%     --      --      --      --
   High Income Fund Class B           --       .08%    .08%    .08%    .01%

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 FINANCIAL HIGHLIGHTS

TAX EXEMPT INSURED FUND

                                        NET GAIN
                                        (LOSS) ON                                                  RATIO OF       RATIO OF
                                       INVESTMENTS                        NET               NET    EXPENSES         NET
                  NET ASSET               (BOTH               DIVIDENDS  ASSET             ASSETS     TO         INVESTMENT
                   VALUE,      NET      REALIZED   TOTAL FROM  FROM NET  VALUE,            END OF  AVERAGE       INCOME TO
                  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT END OF   TOTAL    PERIOD    NET          AVERAGE
  PERIOD ENDED    OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   PERIOD RETURN(2) (000'S)   ASSETS       NET ASSETS
----------------  --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------      ----------
                  PORTFOLIO
  PERIOD ENDED    TURNOVER
----------------- ---------

                                    CLASS A

10/31/93(3).....   $12.33     $0.70      $ 0.50      $ 1.20     $(0.74)  $12.79    9.95%  $191,350   1.10%(6)       5.56%(6)
11/01/93-
 3/31/94........    12.79      0.26       (0.84)      (0.58)     (0.26)   11.95   (4.61)   165,216   1.28 (4)(6)    4.99 (4)(6)
3/31/95.........    11.95      0.63        0.17        0.80      (0.62)   12.13    6.97    137,955   1.20 (6)       5.32 (6)
3/31/96.........    12.13      0.59        0.29        0.88      (0.59)   12.42    7.37    121,957   1.22           4.72
3/31/97.........    12.42      0.59       (0.07)       0.52      (0.59)   12.35    4.24     98,376   1.24           4.77
10/31/93(3).....      26%
11/01/93-
 3/31/94........      52
3/31/95.........     162
3/31/96.........      46
3/31/97.........      51

                                    CLASS B

10/04/93-
 10/31/93(3)(5).   $12.84     $0.02      $(0.05)     $(0.03)    $(0.02)  $12.79   (0.24)% $  4,922   1.96%(4)       4.09%(4)
11/01/93-
 3/31/94........    12.79      0.22       (0.83)      (0.61)     (0.23)   11.95   (4.84)    20,765   2.12 (4)       4.17 (4)
3/31/95.........    11.95      0.54        0.19        0.73      (0.54)   12.14    6.29     25,985   1.92           4.60
3/31/96.........    12.14      0.50        0.29        0.79      (0.51)   12.42    6.58     29,315   1.90           4.03
3/31/97.........    12.42      0.52       (0.08)       0.44      (0.51)   12.35    3.57     25,053   1.88           4.13
10/04/93-
 10/31/93(3)(5).      26%
11/01/93-
 3/31/94........      52
3/31/95.........     162
3/31/96.........      46
3/31/97.........      51

------------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(4)Annualized
(5)Commencement of sale of respective class of shares
(6)Net of the following expense reimbursements (based on average net assets):

                     10/31/93 3/31/94 3/31/95
                     -------- ------- -------
   Tax Exempt
    Insured Fund
    Class A            .10%    .11%    .04%


See Notes to Financial Statements

 SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--27.7%
 6.50% due 3/15/24.................................     $ 9,624     $  8,538,393
 7.50% due 4/01/24 - 6/01/25.......................       9,479        9,344,922
 8.50% due 6/01/01.................................           3            3,580
 9.00% due 1/01/02 - 10/01/16......................         492          516,732
 9.25% due 9/01/08 - 3/01/17.......................         491          516,828
 9.50% due 9/01/16 - 9/01/21.......................       5,241        5,625,886
 10.00% due 10/01/02 - 8/01/21.....................      19,492       21,221,035
 10.50% due 6/01/00 - 1/01/21......................         752          818,164
 10.75% due 9/01/00 - 1/01/15......................         212          231,324
 11.00% due 9/01/00 - 6/01/17......................       1,816        2,003,683
 11.25% due 11/01/13...............................          58           64,306
 11.50% due 11/01/01 - 7/01/19.....................         861          960,781
 11.75% due 8/01/11 - 10/01/14.....................         171          190,278
 12.00% due 7/01/99 - 7/01/20......................      12,061       13,483,834
 12.13% due 9/01/11................................         709          803,526
 12.25% due 10/01/99 - 7/01/15.....................         800          904,880
 12.50% due 8/01/99 - 4/15/19......................      20,043       23,022,735
 12.75% due 2/01/00 - 6/01/15......................         972        1,112,106
 13.00% due 5/01/00 - 10/01/15.....................      10,789       12,553,410
 13.25% due 11/01/10 - 5/01/15.....................       1,114        1,294,144
 13.50% due 2/01/10 - 2/01/19......................       6,246        7,365,413
 13.75% due 7/01/11 - 8/01/14......................          86          100,165
 14.00% due 10/01/09 - 4/01/16.....................         576          679,666
 14.50% due 12/01/10 - 5/01/13.....................         121          142,778
                                                                    ------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
 (cost $108,430,962)...............................                  111,498,569
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--16.6%
 6.00% due 11/01/03................................       5,000        4,904,299
 6.50% due 8/01/99 - 1/01/01.......................       6,382        6,218,225
 8.00% due 12/01/22 - 1/01/23......................      14,977       15,033,182
 9.00% due 12/01/97 - 4/01/07......................       2,339        2,423,982
 9.25% due 12/01/10 - 1/01/17......................         448          469,018
 10.25% due 6/01/14 - 7/01/16......................         110          119,533
 10.50% due 3/01/15................................         328          358,586
 11.00% due 3/01/09 - 8/01/20......................       1,309        1,455,646
 11.50% due 5/01/00 - 3/01/14......................         531          573,526
 11.75% due 3/01/15 - 11/01/15.....................          59           66,842
 12.00% due 9/01/07 - 5/01/16......................      10,695       12,198,724
 12.25% due 9/01/99 - 10/01/15.....................       1,543        1,764,122
 12.50% due 12/01/97 - 9/01/15.....................       6,456        7,460,948
 12.75% due 9/01/12 - 9/01/15......................         566          656,538
 13.00% due 10/01/09 - 9/01/16.....................       8,488        9,973,338
 13.25% due 10/01/13 - 2/01/15.....................         180          211,634
 13.50% due 10/01/10 - 2/01/17.....................       1,509        1,794,256
 13.75% due 11/01/11 - 10/01/14....................         146          173,589
 14.00% due 10/01/14...............................         395          473,894
 14.50% due 12/01/21...............................         138          165,851
 14.75% due 7/01/12................................         101          125,570

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 15.00% due 10/01/12 - 2/01/13.....................     $   129     $    154,309
 15.50% due 10/01/12...............................          61           73,953
                                                                    ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (cost $66,020,298)................................                   66,849,565
                                                                    ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--28.5%
 6.50% due 12/15/98 - 10/15/04.....................       4,595        4,389,086
 7.00% due 7/15/23 - 9/15/25.......................      13,465       12,848,516
 7.50% due 1/15/17 - 8/15/26.......................      25,008       24,505,625
 8.50% due 6/15/01 - 11/15/20......................      11,941       12,394,901
 9.00% due 5/15/01 - 12/15/20......................       8,685        9,091,494
 9.50% due 2/15/98 - 7/15/20.......................       2,563        2,730,252
 10.00% due 3/15/98 - 5/15/19......................       1,932        2,060,191
 10.25% due 7/15/15................................          49           55,269
 10.50% due 11/15/97 - 6/15/21.....................       7,532        8,260,480
 11.00% due 2/15/98 - 4/15/21......................       5,526        6,154,133
 11.50% due 3/15/98 - 1/15/21......................       7,310        8,298,852
 11.75% due 7/15/13 - 11/15/15.....................         914        1,019,985
 12.00% due 9/15/98 - 10/15/19.....................       3,182        3,656,373
 12.25% due 8/15/13 - 7/15/15......................         964        1,115,867
 12.50% due 4/15/10 - 3/15/16......................       6,875        7,995,604
 12.75% due 10/15/13...............................           6            6,462
 13.00% due 11/15/10 - 6/15/15.....................       3,602        4,231,104
 13.25% due 7/15/14 - 11/15/14.....................         112          131,122
 13.50% due 5/15/10 - 1/15/15......................       2,392        2,837,771
 14.00% due 5/15/11 - 12/15/14.....................       1,167        1,397,968
 15.00% due 6/15/11 - 2/15/13......................         813          992,047
 16.00% due 12/15/11 - 7/15/12.....................         288          354,542
                                                                    ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (cost $116,762,956)...............................                  114,527,644
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II--2.1%
 10.00% due 9/20/16 - 4/20/19......................          20           21,703
 11.00% due 7/20/00................................          16           16,890
 11.50% due 8/20/13 - 7/20/20......................       1,062        1,208,429
 11.75% due 11/20/14 - 2/20/16.....................         385          440,623
 12.00% due 10/20/13 - 5/20/15.....................         743          853,743
 12.25% due 10/20/15...............................          34           38,922
 12.50% due 9/20/13 - 1/20/15......................       3,145        3,649,393
 12.75% due 11/20/13 - 7/20/15.....................         146          169,481
 13.00% due 9/20/13 - 10/20/14.....................       1,531        1,799,705
 13.25% due 12/20/14 - 5/20/15.....................          81           94,037
 13.50% due 10/20/14...............................          73           86,730
                                                                    ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
 (cost $8,112,113).................................                    8,379,656
                                                                    ------------

 SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                SECURITY DESCRIPTION                  (IN THOUSANDS)   (NOTE 2)

---------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES--1.2%
 Small Business Administration
 6.95% due 11/01/16 (1)
  (cost $5,000,000).................................     $ 5,000     $  4,839,844
                                                                     ------------
U.S. TREASURY NOTES--9.8%
 6.25% due 2/15/07(2)...............................      31,000       29,542,070
 6.50% due 10/15/06.................................      10,000        9,689,100
                                                                     ------------
TOTAL U.S. TREASURY NOTES
 (cost $40,746,189).................................                   39,231,170
                                                                     ------------
U.S. TREASURY BOND--12.1%
 6.63% due 2/15/27 (cost $50,967,290)...............      51,950       48,881,833
                                                                     ------------
TOTAL INVESTMENT SECURITIES--98.0%
 (cost $396,039,808)................................                  394,208,281
                                                                     ------------

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

                                                                   ------------
REPURCHASE AGREEMENT--7.5%
 Joint Repurchase Agreement Account (Note 2)
  (cost $30,041,000)..............................     $30,041     $ 30,041,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $426,080,808*).............................       105.5%     424,249,281
Liabilities in excess of other assets (3).........        (5.5)     (22,037,978)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $402,211,303
                                                       =======     ============

--------
* See Note 5
(1) Fair valued security; see Note 2
(2) The security or a portion thereof is out on loan; see Note 2
(3) Includes a liability for fully collateralized securities on loan; see
    Note 2

See Notes to Financial Statements

 SUNAMERICA FEDERAL SECURITIES FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--9.2%
 7.50% due 2/01/23 - 6/01/25.......................     $ 1,869     $  1,842,519
 10.00% due 1/01/17................................       2,437        2,659,035
 12.50% due 9/30/13................................          20           21,976
 13.50% due 2/01/14................................           7            7,627
                                                                    ------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
  (COST $4,554,687)................................                    4,531,157
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.0%
 15.50% due 10/01/12 (cost $7,198).................           8           10,083
                                                                    ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--46.4%
 7.00% due 3/15/23 - 9/15/25.......................       6,131        5,869,804
 8.50% due 3/15/17 - 9/15/24.......................      10,703       11,037,898
 9.00% due 6/15/16 - 5/15/17.......................       4,020        4,273,972
 11.00% due 11/15/15...............................         389          435,109
 11.25% due 8/15/15................................          34           37,523
 12.00% due 5/15/15................................          28           31,842
 12.25% due 9/15/13 - 7/15/15......................         583          673,425
 12.50% due 11/15/10 - 6/15/15.....................         170          196,844
 13.00% due 1/15/11 - 4/15/15......................         268          314,261
 13.25% due 10/15/13...............................          20           23,596
 13.50% due 5/15/11 - 10/15/14.....................          52           62,205
                                                                    ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (cost $22,665,141)................................                   22,956,479
                                                                    ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II--2.4%
 10.00% due 10/20/13 - 3/20/17.....................         431          467,688
 11.00% due 12/20/13...............................          62           69,041
 12.00% due 3/20/15 - 1/20/16......................         222          256,076
 12.25% due 12/20/14 - 10/20/15....................         325          373,207
 13.00% due 6/20/14................................          18           20,845
 13.75% due 9/20/14................................           8            9,435
                                                                    ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
  (COST $1,114,406)................................                    1,196,292
                                                                    ------------

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

U.S. TREASURY NOTES--21.6%
 6.13% due 12/31/01...............................     $ 2,000     $  1,948,440
 6.25% due 2/15/07(1).............................       6,000        5,717,820
 7.00% due 7/15/06................................       3,000        3,007,500
                                                                   ------------
TOTAL U.S. TREASURY NOTES (COST $10,961,970)......                   10,673,760
                                                                   ------------
U.S. TREASURY BOND--11.4%
 6.63% due 2/15/27 (cost $5,788,672)..............       6,000        5,645,640
                                                                   ------------
TOTAL INVESTMENT SECURITIES--91.0%
 (cost $45,092,074)...............................                   45,013,411
                                                                   ------------
REPURCHASE AGREEMENT--18.3%
 Joint Repurchase Agreement Account (Note 2)
  (cost $9,042,000)...............................       9,042        9,042,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $54,134,074*)..............................       109.3%      54,055,411
Liabilities in excess of other assets (2).........        (9.3)      (4,617,041)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $ 49,438,370
                                                       =======     ============

--------
 * See Note 5
(1) The security or portion thereof is out on loan; see Note 2
(2) Includes a liability for fully collateralized securities on loan; see Note
    2

See Notes to Financial Statements

 SUNAMERICA DIVERSIFIED INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--36.8%
AUTOMOTIVE--2.1%
 Chrysler Corp.
 Debentures
 7.45% due 3/01/27.................................     $ 2,250     $  2,130,975
                                                                    ------------
CABLE--6.4%
 Echostar Communications Corp.
 Sr. Secured Disc. Notes
 zero coupon due 6/01/04(1)........................       1,875        1,603,125
 Echostar Satellite Broadcasting Corp.
 Sr. Secured Disc. Notes
 zero coupon due 3/15/04(1)........................       1,875        1,481,250
 International CableTel, Inc.
 Sr. Notes
 zero coupon due 4/15/05(1)........................       1,000          690,000
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 5/15/06(1)........................       1,000          520,000
 United International Holdings, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 11/15/99..........................       3,000        2,171,250
                                                                    ------------
                                                                       6,465,625
                                                                    ------------
CELLULAR--10.1%
 Cellular Communications International, Inc.
 Sr. Disc. Notes
 zero coupon due 8/15/00...........................       1,000          710,000
 Cellular Communications International, Inc.
 Sr. Disc. Notes
 zero coupon due 8/15/00(2)........................       2,000        1,420,000
 Comcast Cellular Corp.
 Notes
 zero coupon due 3/05/00...........................       3,000        2,208,750
 Globalstar L.P.
 Sr. Notes
 11.38% due 2/15/04(2)(3)..........................       1,000          971,250
 Intercel, Inc.
 Sr. Disc. Notes
 zero coupon due 5/01/06(1)........................       2,000        1,180,000
 International Wireless Communication
 Sr. Secured Disc. Notes
 zero coupon due 8/15/01...........................       1,500          843,750
 Microcell Telecommunications
 Sr. Disc. Notes, Series B
 zero coupon due 6/01/06(1)........................       2,500        1,275,000
 Omnipoint Corp.
 Sr. Notes
 11.63% due 8/15/06................................       1,750        1,522,500
                                                                    ------------
                                                                      10,131,250
                                                                    ------------
                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

COMPUTERS--1.0%
 Unisys Corp.
 Sr. Notes
 11.75% due 10/15/04...............................     $ 1,000     $  1,045,000
                                                                    ------------
ELECTRONICS--0.7%
 Electronic Retailing Systems International, Inc.
 Sr. Disc. Notes
 zero coupon due 2/01/04(1)(2)(3)..................       1,000          676,250
                                                                    ------------
FINANCE--2.4%
 Homeside, Inc.
 Sr. Secured Priority Notes,
 Series B
 11.25% due 5/15/03................................       1,299        1,454,880
 Mego Mortgage Corp.
 Sr. Subordinated Notes
 12.50% due 12/01/01...............................       1,000        1,005,000
                                                                    ------------
                                                                       2,459,880
                                                                    ------------
GAMING--2.9%
 California Hotel Finance Corp.
 Sr. Subordinated Notes
 11.00% due 12/01/02...............................       1,500        1,545,000
 Stuart Entertainment, Inc.
 Sr. Subordinated Notes, Series B
 12.50% due 11/15/04...............................       1,000          900,000
 Trump Atlantic City Associates
 First Mortgage Notes
 11.25% due 5/01/06................................         500          455,000
                                                                    ------------
                                                                       2,900,000
                                                                    ------------
GROCERY--2.2%
 Smith's Food & Drug Centers, Inc.
 Sr. Subordinated Notes
 11.25% due 5/15/07................................       2,000        2,190,000
                                                                    ------------
HEALTH SERVICES--2.9%
 Dade International, Inc.
 Sr. Subordinated Notes
 11.13% due 5/01/06................................       1,500        1,702,500
 Multicare, Inc.
 Sr. Subordinated Notes
 12.50% due 7/01/02................................       1,150        1,259,250
                                                                    ------------
                                                                       2,961,750
                                                                    ------------
METALS & MINING--1.6%
 Renco Metals, Inc.
 Sr. Notes
 11.50% due 7/01/03................................       1,500        1,560,000
                                                                    ------------
OFFICE PRODUCTS--0.7%
 American Pad & Paper Co.
 Sr. Subordinated Notes, Series B
 13.00% due 11/15/05...............................         650          754,000
                                                                    ------------

 SUNAMERICA DIVERSIFIED INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONTINUED)
OIL & GAS--0.5%
 DeepTech International, Inc.
 Sr. Secured Notes
 12.00% due 12/15/00...............................     $   500     $    526,250
                                                                    ------------
TELECOMMUNICATIONS--3.3%
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1)(3).....................       1,000          555,000
 RSL Communications, Ltd
 Sr. Notes
 12.25% due 11/15/06(2)(3).........................       1,000        1,025,000
 Sprint Spectrum L.P.
 Sr. Notes
 11.00% due 8/15/06................................       1,000        1,060,000
 Teleport Communications Group
 Sr. Subordinated Disc. Notes
 zero coupon due 7/01/07(1)........................       1,000          670,000
                                                                    ------------
                                                                       3,310,000
                                                                    ------------
TOTAL CORPORATE BONDS & NOTES
 (cost $37,384,671)................................                   37,110,980
                                                                    ------------
FOREIGN BONDS & NOTES--46.8%
BANKS--1.0%
 Unibanco Leasing SA
 Notes
 11.13% due 11/28/97(3)............................       1,000        1,027,500
                                                                    ------------
BROADCASTING--1.9%
 Tv Azteca SA de CV
 Sr. Notes, Series B
 10.50% due 2/15/07(3).............................       2,000        1,951,840
                                                                    ------------
CABLE--15.0%
 Bell Cablemedia PLC
 Sr. Disc. Notes
 zero coupon due 9/15/05(1)........................       1,750        1,400,000
 CANTV Finance Ltd.
 Guaranteed Notes
 9.25% due 2/01/04.................................       1,000          982,500
 Comcast UK Cable Partners, Ltd.
 Sr. Disc. Notes
 zero coupon due 11/15/07(1).......................       2,000        1,300,000
 Diamond Cable Communications PLC
 Sr. Disc. Notes
 zero coupon due 12/15/05(1).......................       1,000          640,000
 Globo Comunicacoes e
  Participacoes Ltda.
 Notes, Series B
 10.50% due 12/20/06(3)............................       2,500        2,515,625

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

CABLE (CONTINUED)
 Kabelmedia Holding
 Sr. Disc. Notes
 zero coupon due 8/01/06(1)........................     $ 1,000     $    583,750
 Multicanal Participacoes SA
 Guaranteed Sr. Notes
 12.63% due 6/18/04................................       3,000        3,296,250
 Tevecap SA
 Sr. Notes, Series B
 12.63% due 11/26/04(3)............................       2,500        2,575,000
 TV Filme, Inc.
 Sr. Notes, Series B
 12.88% due 12/15/04(3)............................       1,000        1,017,785
 Videotron Holdings PLC
 Sr. Disc. Notes
 zero coupon due 8/15/05...........................       1,000          790,000
                                                                    ------------
                                                                      15,100,910
                                                                    ------------
CELLULAR--1.3%
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 zero coupon due 3/15/04(1)........................       2,000        1,260,000
                                                                    ------------
FINANCE--2.4%
 CEI Citicorp Holdings SA
 Bonds
 9.75% due 2/14/07(3)..............................       2,500        2,425,000
                                                                    ------------
FOOD & BEVERAGES--2.9%
 Fage Dairy Industries SA
 Sr. Notes
 9.00% due 2/01/07(3)..............................       3,000        2,902,500
                                                                    ------------
INDUSTRIAL--0.6%
 International Semi-Tech Microelectronic, Inc.
 Sr. Secured Disc. Notes
 zero coupon due 8/15/03(1)........................       1,250          625,000
                                                                    ------------
INSURANCE--2.0%
 Veritas Holdings
 Sr. Notes
 9.63% due 12/15/03(3).............................       2,000        2,000,000
                                                                    ------------
NON U.S. GOVERNMENT AGENCY--10.2%
 Federative Republic of Brazil
 Capitalization Bonds
 4.50% due 4/15/14(4)..............................       2,203        1,624,521
 Federative Republic of Brazil
 Variable Rate Disc. Notes
 5.00% due 4/15/24(4)..............................       3,000        1,867,500
 Republic of Argentina
 Sr. Unsubordinated Bonds
 10.95% due 11/01/99...............................       2,000        2,115,000

 SUNAMERICA DIVERSIFIED INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                       PRINCIPAL
                                                        AMOUNT
                                                    (IN THOUSANDS)/    VALUE
               SECURITY DESCRIPTION                     SHARES        (NOTE 2)

--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (CONTINUED)
NON U.S. GOVERNMENT AGENCY (CONTINUED)
 Republic of Argentina
 Bonds
 11.38% due 1/30/17...............................      $ 2,500     $  2,569,375
 United Mexican States
 Bonds
 11.38% due 9/15/16...............................        2,000        2,047,500
                                                                    ------------
                                                                      10,223,896
                                                                    ------------
OIL & GAS--3.7%
 Bridas Corp.
 Sr. Notes
 12.50% due 11/15/99..............................        2,000        2,160,000
 Statia Terms International
 Mortgage Notes, Series B
 11.75% due 11/15/03(3)...........................        1,500        1,530,000
                                                                    ------------
                                                                       3,690,000
                                                                    ------------
TELECOMMUNICATIONS--5.8%
 Colt Telecom Group PLC
 Sr. Disc. Notes
 zero coupon due 12/15/06(1)(2)...................        1,290          791,737
 Ionica PLC
 Sr. Disc. Notes
 13.50% due 8/15/06...............................        1,000        1,021,250
 Ionica PLC
 Sr. Disc. Notes
 zero coupon due 5/01/07(1)(2)....................        1,500          693,750
 Telecom Argentina
 Notes
 12.00% due 11/15/02..............................        3,000        3,366,600
                                                                    ------------
                                                                       5,873,337
                                                                    ------------
TOTAL FOREIGN BONDS & NOTES
 (cost $45,666,509)...............................                    47,079,983
                                                                    ------------
U.S. GOVERNMENT AND AGENCIES--3.7%
U.S. TREASURY BOND--1.8%
 11.13% due 8/15/03...............................        1,500        1,825,785
                                                                    ------------
SMALL BUSINESS ADMINISTRATION--1.9%
 6.70% due 12/01/16(5)............................        2,000        1,907,813
                                                                    ------------

TOTAL U.S. GOVERNMENT AND AGENCIES
 (cost $4,108,125)................................                     3,733,598
                                                                    ------------
PREFERRED STOCK--2.7%
FOREST PRODUCTS--1.3%
 SDW Holdings Corp. 15.00%(3)(5)..................       37,000        1,276,500
                                                                    ------------
TELECOMMUNICATIONS--1.4%
 Intermedia Communications, Inc. 13.50%...........          150        1,449,375
                                                                    ------------
TOTAL PREFERRED STOCK
 (cost $2,450,530)................................                     2,725,875
                                                                    ------------

                                                       WARRANTS/
                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

WARRANTS--0.2%+
CABLE--0.0%
 United International Holdings, Inc. ..............       3,000     $     15,000
                                                                    ------------
CELLULAR--0.2%
 International Wireless Communication(3)(5)........       1,500                0
 Microcell Telecommunications(3)...................      10,000          135,625
 Microcell Telecommunications (contingent
  warrants)(3).....................................      10,000            6,250
 Occidente Y Caribe Celular SA(5)..................       8,000                0
                                                                    ------------
                                                                         141,875
                                                                    ------------
FOREST PRODUCTS--0.0%
 SDW Holdings Corp.(3)(5)..........................       3,700           18,500
                                                                    ------------
TOTAL WARRANTS
 (cost $208,526)...................................                      175,375
                                                                    ------------
TOTAL INVESTMENT SECURITIES--90.2%
 (cost $89,818,361)................................                   90,825,811
                                                                    ------------
REPURCHASE AGREEMENT--4.0%
 Joint Repurchase Agreement
  Account (Note 2) (cost $3,985,000) ..............     $ 3,985        3,985,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $93,803,361*)...............................        94.2%      94,810,811
Other assets less liabilities......................         5.8        5,871,814
                                                        -------     ------------
NET ASSETS--                                              100.0%    $100,682,625
                                                        =======     ============

-------
* See Note 5
+ Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Bond issued as part of a unit which includes an equity component
(3) Resale restricted to qualified institutional buyers
(4) Variable rate security; rate as of March 31, 1997
(5) Fair valued security; see Note 2
(6) Allocation of investments by country as a percentage of net assets as of March 31, 1997:
  United States 47.4%
  Brazil        13.8
  Argentina     12.5
  Britain        6.6
  Mexico         4.0
  Greece         2.9
  Germany        2.6
  Canada         2.1
  Colombia       1.3
  Venezuela      1.0
                ----
                94.2%
               =====

See Notes to Financial Statements

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                SECURITY DESCRIPTION                  (IN THOUSANDS)  (NOTE 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--64.6%
AUTOMOTIVE--2.3%
 Collins & Aikman Products
 Sr. Subordinated Notes
 11.50% due 4/15/06.................................    $    2,000   $ 2,210,000
 Foamex L.P.
 Sr. Subordinated Debentures 11.88% due 10/01/04....         1,000     1,055,000
                                                                     -----------
                                                                       3,265,000
                                                                     -----------
BROADCASTING--4.4%
 Busse Broadcasting Corp.
 Sr. Secured Notes
 11.63% due 10/15/00................................         1,500     1,560,000
 Orion Network Systems, Inc.
 Sr. Notes
 zero coupon due 1/15/07(1)(2)......................         3,000     1,500,000
 Scholastic Brands, Inc.
 Sr. Subordinated Notes
 11.00% due 1/15/07(3)..............................         3,000     3,075,000
                                                                     -----------
                                                                       6,135,000
                                                                     -----------
CABLE--5.5%
 Echostar Communications Corp.
 Sr. Secured Disc. Notes
 zero coupon due 6/01/04(1).........................         4,000     3,420,000
 Echostar Satellite Broadcasting Corp.
 Sr. Secured Disc. Notes
 zero coupon due 3/15/04(1).........................         2,000     1,580,000
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 5/15/06(1).........................         1,000       520,000
 United International Holdings, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 11/15/99...........................         3,000     2,171,250
                                                                     -----------
                                                                       7,691,250
                                                                     -----------
CELLULAR--9.3%
 Cellular Communications International, Inc.
 Sr. Disc. Notes
 zero coupon due 8/15/00(2).........................         4,000     2,840,000
 Comcast Cellular Corp.
 Notes
 zero coupon due 3/05/00............................         4,000     2,945,000
 Globalstar L.P.
 Sr. Notes
 11.38% due 2/15/04(2)(3)...........................         1,500     1,456,875
 Intercel, Inc.
 Sr. Disc. Notes
 zero coupon due 2/01/06(1)(2)......................         1,750     1,006,250

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

CELLULAR (CONTINUED)
 International Wireless Communication
 Sr. Secured Disc. Notes
 zero coupon due 8/15/01...........................    $    2,500   $  1,406,250
 Microcell Telecommunications
 Sr. Disc. Notes, Series B
 zero coupon due 6/01/06(1)........................         4,000      2,040,000
 Omnipoint Corp.
 Sr. Notes
 11.63% due 8/15/06................................         1,500      1,305,000
                                                                    ------------
                                                                      12,999,375
                                                                    ------------
CHEMICALS--1.1%
 NL Industies, Inc.
 Sr. Notes
 11.75% due 10/15/03...............................         1,500      1,575,000
                                                                    ------------
COMMUNICATION EQUIPMENT--1.1%
 Orbcomm Global L.P.
 Sr. Notes
 14.00% due 8/15/04................................         1,500      1,492,500
                                                                    ------------
COMPUTERS--1.9%
 Advanced Micro Devices, Inc.
 Sr. Secured Notes
 11.00% due 8/01/03................................         1,500      1,620,000
 Unisys Corp.
 Sr. Notes
 11.75% due 10/15/04...............................         1,000      1,045,000
                                                                    ------------
                                                                       2,665,000
                                                                    ------------
ELECTRONICS--0.5%
 Electronic Retailing Systems International, Inc.
 Sr. Disc. Notes
 zero coupon due 2/01/04(1)(2)(3)                           1,000        676,250
                                                                    ------------
FINANCE--4.9%
 Bank United Capital
 Trust Preferred Securities, Series A
 10.25% due 12/31/26(3)............................         2,000      1,957,500
 Eagle Financial Capital Trust
 Guaranteed Notes
 10.00% due 4/01/27(3).............................           500        493,175
 Homeside, Inc.
 Sr. Secured Priority Notes, Series B
 11.25% due 5/15/03................................         2,598      2,909,760
 Mego Mortgage Corp.
 Sr. Subordinated Notes
 12.50% due 12/01/01...............................         1,500      1,507,500
                                                                    ------------
                                                                       6,867,935
                                                                    ------------

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONTINUED)
FOOD & BEVERAGES--0.7%
 Printpack, Inc.
 Sr. Subordinated Notes, Series B
 10.63% due 8/15/06................................    $    1,000   $  1,025,000
                                                                    ------------
GAMING--3.8%
 Capital Gaming International, Inc.
 Promissory Notes
 zero coupon due 8/01/95+(4)(6)....................            20          2,000
 Showboat, Inc.
 Sr. Subordinated Notes
 13.00% due 8/01/09................................         3,000      3,420,000
 Stuart Entertainment, Inc.
 Sr. Subordinated Notes, Series B
 12.50% due 11/15/04...............................         2,000      1,800,000
                                                                    ------------
                                                                       5,222,000
                                                                    ------------
GROCERY--3.1%
 Smith's Food & Drug Centers, Inc.
 Sr. Subordinated Notes
 11.25% due 5/15/07................................         4,000      4,380,000
                                                                    ------------
HEALTH SERVICES--2.4%
 Dade International, Inc.
 Sr. Subordinated Notes
 11.13% due 5/01/06................................         2,000      2,270,000
 Imed Corp.
 Sr. Subordinated Notes
 9.75% due 12/01/06(3).............................         1,000      1,030,000
                                                                    ------------
                                                                       3,300,000
                                                                    ------------
INDUSTRIAL--1.5%
 U.S. Can Corp.
 Sr. Subordinated Notes, Series B
 10.13% due 10/15/06...............................         2,000      2,080,000
                                                                    ------------
METALS & MINING--2.6%
 Renco Metals, Inc.
 Sr. Notes
 11.50% due 7/01/03................................         2,000      2,080,000
 WCI Steel, Inc.
 Sr. Secured Notes, Series B 10.00% due 12/01/04...         1,500      1,500,000
                                                                    ------------
                                                                       3,580,000
                                                                    ------------
OFFICE PRODUCTS--2.2%
 American Pad & Paper Co.
 Sr. Subordinated Notes, Series B
 13.00% due 11/15/05...............................         2,600      3,016,000
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

OIL & GAS--1.8%
 Clark (R & M) Holdings, Inc.
 Sr. Notes, Series A
 zero coupon due 2/15/00...........................    $    2,000   $  1,455,000
 DeepTech International, Inc.
 Sr. Secured Notes
 12.00% due 12/15/00...............................         1,000      1,052,500
                                                                    ------------
                                                                       2,507,500
                                                                    ------------
RETAIL--1.5%
 Finlay Fine Jewelry Corp.
 Sr. Notes
 10.63% due 5/01/03................................         2,000      2,110,000
                                                                    ------------
TELECOMMUNICATIONS--14.0%
 Advanced Radio Telecom Corp.
 Sr. Notes
 14.00% due 2/15/07(2).............................         1,000      1,077,500
 American Communications Services
 Sr. Disc. Notes
 zero coupon due 11/01/05(1).......................         4,000      2,360,000
 GST USA, Inc.
 Sr. Disc. Exchange Notes
 zero coupon due 12/15/05(1).......................         3,000      1,800,000
 Hyperion Telecommunications, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 4/15/03(1)........................         3,000      1,642,500
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1)(3).....................         1,000        555,000
 Intermedia Communications, Inc.
 Sr. Notes, Series B
 13.50% due 6/01/05................................         2,500      2,818,750
 Mcleod, Inc.
 Sr. Disc. Notes
 zero coupon due 3/01/07(1)(3).....................         3,000      1,627,500
 RSL Communications, Ltd.
 Sr. Notes
 12.25% due 11/15/06(2)(3).........................         3,000      3,075,000
 Teleport Communications Group
 Sr. Subordinated Disc. Notes
 zero coupon due 7/01/07(1)........................         1,000        670,000
 Viatel, Inc.
 Sr. Disc. Notes
 zero coupon due 1/15/05(1)........................         3,000      1,965,000
 WinStar Communications, Inc.
 Sr. Disc. Notes
 zero coupon due 10/15/05(1).......................         3,500      1,942,500
                                                                    ------------
                                                                      19,533,750
                                                                    ------------
TOTAL CORPORATE BONDS & NOTES
 (cost $90,966,139)................................                   90,121,560
                                                                    ------------

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)


                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES--14.0%
CABLE--4.5%
 Bell Cablemedia PLC
 Sr. Disc. Notes
 zero coupon due 9/15/05(1)........................    $    3,000   $  2,400,000
 Comcast UK Cable Partners Ltd.
 Sr. Disc. Notes
 zero coupon due 11/15/07(1).......................         2,000      1,300,000
 Diamond Cable Communications PLC
 Sr. Disc. Notes
 zero coupon due 12/15/05(1).......................         1,000        640,000
 Globo Comunicacoes e Participacoes Ltda. Notes,
  Series B
 10.50% due 12/20/06(3)............................         1,000      1,006,250
 Kabelmedia Holding
 Sr. Disc. Notes
 zero coupon due 8/01/06(1)........................         1,500        875,625
                                                                    ------------
                                                                       6,221,875
                                                                    ------------
CELLULAR--2.0%
 Clearnet Communications, Inc.
  Sr. Disc. Notes
  zero coupon due 12/15/05(1)......................         1,500        937,500
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 zero coupon due 3/15/04(1)........................         3,000      1,890,000
                                                                    ------------
                                                                       2,827,500
                                                                    ------------
FINANCE--0.7%
 Intertek Financial Corp. Sr. Subordinated Notes
  10.25% due 11/01/06(3)...........................         1,000      1,026,250
                                                                    ------------
INDUSTRIAL--0.5%
 International Semi-Tech Microelectronic, Inc.
 Sr. Secured Disc. Notes
 zero coupon due 8/15/03(1)........................         1,500        750,000
                                                                    ------------
OIL & GAS--1.5%
 Statia Terms International
 Mortgage Notes, Series B
 11.75% due 11/15/03(3)............................         2,000      2,040,000
                                                                    ------------
PAPER PRODUCTS--1.4%
 Repap New Brunswick, Inc. Second Priority Sr.
  Secured Notes
  10.03% due 4/15/05...............................         2,000      2,000,000
                                                                    ------------
TELECOMMUNICATIONS--3.4%
 Colt Telecom Group PLC
  Sr. Disc. Notes
  zero coupon due 12/15/06(1)(2)...................         2,000      1,227,500

                                                       PRINCIPAL
                                                        AMOUNT
                                                    (IN THOUSANDS)/    VALUE
               SECURITY DESCRIPTION                 SHARES/WARRANTS   (NOTE 2)

TELECOMMUNICATIONS (CONTINUED)
 Ionica PLC
 Sr. Notes
 13.50% due 8/15/06...............................    $    3,000    $  3,063,750
 Ionica PLC
 Sr. Disc. Notes
 zero coupon due 5/01/07(1)(2)....................         1,000         462,500
                                                                    ------------
                                                                       4,753,750
                                                                    ------------
TOTAL FOREIGN BONDS & NOTES
 (cost $19,898,252)...............................                    19,619,375
                                                                    ------------
PREFERRED STOCK--5.5%
CABLE--2.1%
 International Cabletel, Inc.(3)..................         3,000       2,895,000
                                                                    ------------
FOREST PRODUCTS--0.9%
 SDW Holdings Corp. 15.00%(3)(4)..................        37,000       1,276,500
                                                                    ------------
TELECOMMUNICATIONS--2.5%
 Intermedia Communications, Inc. 13.50%(3)........           200       1,932,500
 Nextlink Communications, Inc. 14.00%(2)(5).......        35,000       1,548,750
                                                                    ------------
                                                                       3,481,250
                                                                    ------------
TOTAL PREFERRED STOCK
 (cost $7,726,780)................................                     7,652,750
                                                                    ------------
COMMON STOCK--0.3%
COMPUTERS--0.3%
 Open Text Corp.+(4)(7)...........................        70,754         384,725
                                                                    ------------
GAMING--0.0%
 Capital Gaming International, Inc.+..............        30,000             937
                                                                    ------------
MEDIA--0.0%
 TMM, Inc.+(4)(7).................................     2,000,000          20,000
                                                                    ------------
TOTAL COMMON STOCK
 (cost $2,060,071)................................                       405,662
                                                                    ------------
WARRANTS--0.6%+
CABLE--0.0%
 United International Holdings, Inc. .............         3,000          15,000
                                                                    ------------
CELLULAR--0.2%
 Clearnet Communications, Inc.....................         4,950          35,467
 International Wireless Communication(3)(4).......         2,500               0

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                                       VALUE
                  SECURITY DESCRIPTION                    WARRANTS    (NOTE 2)

--------------------------------------------------------------------------------
WARRANTS (CONTINUED)
CELLULAR (CONTINUED)
 Microcell Telecommunications(3).......................      16,000 $    217,000
 Microcell Telecommunications (contingent warrants)(3).      16,000       10,000
 Occidente Y Caribe Celular SA(4)......................      12,000            0
                                                                    ------------
                                                                         262,467
                                                                    ------------
FOREST PRODUCTS--0.0%
 SDW Holdings Corp.(4).................................       3,700       18,500
                                                                    ------------
GAMING--0.0%
 Capital Gaming International, Inc.....................      45,500          711
 Fitzgerald Gaming Corp.(3)(4).........................       2,000       20,000
                                                                    ------------
                                                                          20,711
                                                                    ------------

HOUSEHOLD PRODUCTS--0.0%
 Chattem, Inc..........................................       1,500        4,500
                                                                    ------------
TELECOMMUNICATIONS--0.4%
 Hyperion Telecommunications, Inc......................       3,000       75,000
 Ionica PLC............................................       3,000      434,250
                                                                    ------------
                                                                         509,250
                                                                    ------------
TOTAL WARRANTS
 (cost $814,312).......................................                  830,428
                                                                    ------------
TOTAL INVESTMENT SECURITIES--85.0%
 (cost $121,465,554)...................................              118,629,775
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)


REPURCHASE AGREEMENT--5.7%
 Joint Repurchase Agreement Account (Note 2)
 (cost $7,976,000).................................    $    7,976   $  7,976,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $129,441,554*)..............................          90.7%   126,605,775
Other assets less liabilities......................           9.3     12,916,587
                                                       ----------   ------------
NET ASSETS--                                                100.0%  $139,522,362
                                                       ==========   ============

-------
* See Note 5
+ Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Bond issued as part of a unit which includes an equity component
(3) Resale restricted to qualified institutional buyers
(4) Fair valued security; see Note 2
(5) PIK ("Payment-in-kind") payment made with additional securities in lieu of cash
(6) Bond in default
(7) At March 31, 1997 the Fund held restricted securities amounting to 0.3% of net assets. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the following securities:

                                                                       VALUATION
                                                                         AS OF
                                                       DATE OF   UNIT  MARCH 31,
                      DESCRIPTION                    ACQUISITION COST    1997
   ------------------------------------------------- ----------- ----- ---------
   Open Text Corp. .................................   7/12/95   $3.92  $5.4375
   TMM, Inc. .......................................    2/1/95     .83    .01

See Notes to Financial Statements

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS--98.0%
ALASKA--2.8%
 Alaska State Housing Finance Corp., Capital
  Appreciation Mortgage, Series A
 zero coupon due 12/01/17+.........................      $3,000     $    849,360
 Alaska State Housing Finance Corp., Capital
  Appreciation Mortgage, Series A
 zero coupon due 12/01/27+.........................       3,665          523,252
 Alaska State Housing Finance Corp.,
 7.50% due 12/01/15+...............................       1,975        2,038,852
                                                                    ------------
                                                                       3,411,464
                                                                    ------------
ARIZONA--1.2%
 Pima County, Arizona Unified School District
  Number 1,
 7.50% due 7/01/10+................................       1,200        1,431,108
                                                                    ------------
ARKANSAS--0.2%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
 9.00% due 6/01/14.................................         150          154,646
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue, Series A,
 9.38% due 8/01/14.................................         140          145,100
                                                                    ------------
                                                                         299,746
                                                                    ------------
CALIFORNIA--7.8%
 Anaheim, California Public Financing Authority,
  Series A,
 zero coupon due 9/01/18+..........................       1,500          413,325
 California Housing Finance Agency, Home Mortgage
  Revenue, Series A,
 8.13% due 8/01/19+................................         810          845,438
 California Housing Finance Agency, Home Mortgage
  Revenue, Series A,
 8.20% due 8/01/17+................................       1,000        1,031,720
 Los Angeles, California Harbor Department Revenue
  Series B,
 6.60% due 8/01/14.................................       1,000        1,063,690
 San Francisco, California City & County
  Redevelopment Agency, Lease Revenue,
 6.75% due 7/01/15+................................       1,000        1,093,590

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

CALIFORNIA (CONTINUED)
 San Jose, California Redevelopment Agency Tax
  Allocation, Merged Area Redevelopment Project,
 6.00% due 8/01/11+................................      $3,700     $  3,911,640
 Whittier, California Health Facility Revenue,
  Presbyterian Hospital,
 6.25% due 6/01/09+................................       1,145        1,249,046
                                                                    ------------
                                                                       9,608,449
                                                                    ------------
COLORADO--1.9%
 Colorado Housing Finance Authority, Single Family
  Revenue, Series C,
 9.38% due 3/01/12+................................         130          134,047
 Highlands Ranch Metropolitan District No 2,
  Colorado
 6.50% due 6/15/09+................................       1,960        2,174,816
                                                                    ------------
                                                                       2,308,863
                                                                    ------------
DISTRICT OF COLUMBIA--0.1%
 District of Columbia Housing Finance Agency,
  Mortgage Revenue Collateral, Single Family,
  Series A,
 7.75% due 12/01/18................................         120          121,070
                                                                    ------------
FLORIDA--1.6%
 Dade County, Florida Seaport,
 6.50% due 10/01/10+...............................       1,800        1,995,390
                                                                    ------------
GEORGIA--4.0%
 Municipal Electric Authority, Georgia Special
  Obligation, Fifth Crossover Series,
 6.40% due 1/01/09+................................       1,250        1,367,850
 Municipal Electric Authority, Georgia Special
  Obligation, Fifth Crossover Series,
 6.40% due 1/01/13+................................       1,500        1,631,910
 Paulding County, Georgia, General Obligation,
  School District, 6.00% due 2/01/13+..............       1,875        1,975,125
                                                                    ------------
                                                                       4,974,885
                                                                    ------------
HAWAII--2.3%
 Hawaii State, General Obligation, Series C,
 6.00% due 3/01/09+................................       2,750        2,888,545
                                                                    ------------
ILLINOIS--7.0%
 Cook County, Illinois Community College, District
  Number 508,
 7.70% due 12/01/07+...............................       4,000        4,775,920

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
 Illinois Health Facilities Authority, Lutheran
  General Health System, Series C
 7.00% due 4/01/08+................................      $3,400     $  3,837,750
                                                                    ------------
                                                                       8,613,670
                                                                    ------------
INDIANA--1.2%
 Indiana State Housing Finance Authority, Multi-
  Unit Mortgage Program, Series A,
 9.00% due 1/01/14.................................       1,470        1,482,848
                                                                    ------------
KENTUCKY--4.3%
 Kenton County Kentucky Airport, Board Revenue
  Refunding, Series A,
 6.30% due 3/01/15+................................       1,500        1,549,440
 Kentucky Housing Corp., Multi-Family Revenue
  Mortgage, Series A,
 8.88% due 7/01/19+................................          85           86,139
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A,
 6.50% due 7/01/17+................................       3,500        3,662,260
                                                                    ------------
                                                                       5,297,839
                                                                    ------------
MARYLAND--0.1%
 Maryland State Community Development
  Administration, Multi-Family Housing Revenue,
  1985 Series B,
 8.75% due 5/15/12.................................         110          110,654
                                                                    ------------
MASSACHUSETTS--5.8%
 Massachusetts State Health & Educational
  Facilities Authority Revenue,
 5.85% due 7/01/16+................................       1,000          985,150
 Massachusetts State Housing Finance Agency,
  Insured Rental, Series A,
 6.60% due 7/01/14+................................       1,000        1,036,970
 Massachusetts State Water Resources Authority,
 6.25% due 11/01/10+...............................       4,000        4,201,440
 Massachusetts Educational Financing Authority,
  Issue E,
 5.75% due 7/01/12+................................       1,000          984,950
                                                                    ------------
                                                                       7,208,510
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

MICHIGAN--1.9%
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
 zero coupon due 5/01/16+..........................      $2,735     $    885,128
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
 zero coupon due 5/01/17+..........................       2,875          877,019
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
 zero coupon due 5/01/18+..........................       1,820          523,323
                                                                    ------------
                                                                       2,285,470
                                                                    ------------
MISSOURI--5.3%
 Missouri State Housing Development Commission,
  Insured, Single Family Mortgage Revenue,
 9.38% due 4/01/16+................................          65           68,718
 Sikeston, Missouri Electric, Revenue,
 6.20% due 6/01/10+................................       6,000        6,477,060
                                                                    ------------
                                                                       6,545,778
                                                                    ------------
NEVADA--4.2%
 Nevada Housing Division, Single Family Mortgage,
  Series A,
 zero coupon due 4/01/16+..........................       5,945        5,230,827
                                                                    ------------
NEW HAMPSHIRE--0.2%
 New Hampshire State Housing Finance Authority,
  Single Family Residential Mortgage, Series A,
 9.25% due 7/01/11+................................         285          291,934
                                                                    ------------
NEW JERSEY--1.3%
 New Jersey State Transportation Trust Fund
  Authority, Transportation Systems, Series B,
 6.50% due 6/15/10+................................       1,500        1,661,715
                                                                    ------------
NEW MEXICO--0.2%
 New Mexico Mortgage Finance Authority, Single
  Family Mortgage Revenue, Series C,
 8.63% due 7/01/17.................................         185          191,677
                                                                    ------------

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK--12.0%
 New York City Industrial Development Agency, Civic
  Facility, Revenue,
 6.25% due 11/15/06+...............................      $2,000     $  2,160,300
 New York City, New York,
  General Obligation, Series A,
 7.00% due 8/01/06.................................       1,875        2,042,269
 New York City, New York, General Obligation,
  Series I,
 6.50% due 3/15/06.................................       1,700        1,790,644
 New York City, New York, General Obligation,
  Series K,
 6.25% due 4/01/11.................................       2,000        2,019,000
 New York City, New York, Industrial Development
  Agency, JAL Project,
 6.00% due 11/01/15+...............................       2,500        2,506,050
 New York State Medical Care
  Facilities Finance Agency,
  Revenue, New York Hospital,
  Mortgage A,
 6.75% due 8/15/14+................................       2,850        3,089,200
 Niagara Falls, New York, General Obligation,
 7.50% due 3/01/14+................................         555          663,170
 Niagara Falls, New York, General Obligation,
 7.50% due 3/01/13+................................         445          534,320
                                                                    ------------
                                                                      14,804,953
                                                                    ------------
NORTH CAROLINA--2.5%
 Harnett County, North Carolina Certificates of
  Participation,
 6.20% due 12/01/09+...............................       2,900        3,083,918
                                                                    ------------
NORTH DAKOTA--0.5%
 North Dakota State Housing Finance Agency, Single
  Family Mortgage Revenue, Series A,
 7.38% due 7/01/17+................................         585          603,082
                                                                    ------------
OHIO--4.0%
 Lucas County, Ohio Hospital Revenue, St Vincent
  Medical Center,
 6.50% due 8/15/07+................................       3,500        3,763,760
 Woodridge, Ohio Local School District, General
  Obligation,
 6.80% due 12/01/14+...............................       1,000        1,136,090
                                                                    ------------
                                                                       4,899,850
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

PENNSYLVANIA--1.9%
 Northeastern Pennsylvania Hospital & Education
  Authority, Health Care Revenue, Series A
 6.20% due 1/01/04+................................      $2,000     $  2,132,580
 Pennsylvania Housing Finance Agency, Multi-Family
  Mortgage,
 9.38% due 8/01/28+................................         170          173,449
                                                                    ------------
                                                                       2,306,029
                                                                    ------------
RHODE ISLAND--0.8%
 Rhode Island Housing & Mortgage Finance Corp.,
  Supplementary Insurance, Series B,
 8.38% due 10/01/16+...............................       1,000        1,023,950
                                                                    ------------
TEXAS--16.9%
 Alliance Texas Airport Authority, Special
  Facilities Revenue,
 6.38% due 4/01/21.................................       3,500        3,485,930
 Bexar County, Texas Health Facilities Development
  Corp., Hospital Revenue,
 6.75% due 8/15/19+................................       4,000        4,360,640
 Grand Prairie, Texas Health
  Facilities Development Corp.,
  Hospital Revenue,
 6.88% due 11/01/10+...............................       1,600        1,767,584
 Harris County, Texas Hospital District Mortgage,
  Revenue,
 7.40% due 2/15/10+................................       2,500        2,937,150
 Houston, Texas Water Conveyance Systems Contract,
  Certificates of Participation,
 6.13% due 12/15/08+...............................       1,250        1,341,237
 Houston, Texas Water Conveyance Systems Contract,
  Certificates of Participation,
 6.13% due 12/15/09+...............................       1,000        1,069,740
 Houston, Texas Water Conveyance Systems Contract,
  Certificates of Participation,
 6.38% due 12/15/07+...............................       2,000        2,189,160
 San Antonio, Texas Hotel Occupancy Texas Revenue
 zero coupon due 8/15/17+..........................       2,700          808,083
 Sherman Texas Independent School District,
  Prerefunded,
 6.50% due 2/15/20+................................       2,680        2,942,426
                                                                    ------------
                                                                      20,901,950
                                                                    ------------

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1997 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
UTAH--0.2%
 Utah State Housing Finance Agency, Single Family
  Mortgage, Series D,
 7.50% due 7/01/16+................................      $  255     $    256,387
                                                                    ------------
WASHINGTON--3.2%
 Washington State Housing Finance Commission,
  Multi-Family Mortgage Revenue, Series A,
 9.13% due 7/01/10+................................         380          403,020
 Washington State, Series B, General Obligation,
 6.00% due 6/01/11.................................       3,400        3,589,516
                                                                    ------------
                                                                       3,992,536
                                                                    ------------
WEST VIRGINIA--2.5%
 West Virginia State Housing Development Fund,
  Series A,
 7.25% due 5/01/17+................................       3,000        3,094,500
                                                                    ------------
WISCONSIN--0.1%
 Wisconsin Housing & Economic Development
  Authority, Homeownership Revenue, 1985 Issue III,
 9.13% due 6/01/05+................................          95           97,133
                                                                    ------------
TOTAL INVESTMENT SECURITIES--98.0%
 (cost $115,459,232)...............................                  121,024,730
                                                                    ------------

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

SHORT-TERM SECURITIES--3.2%
MISSOURI--1.9%
 Missouri State Health & Educational Facilities,
  Authority Educational Facilities Revenue
  Refunding,
 3.80% due 4/01/97(1).............................      $2,300     $  2,300,000
                                                                   ------------
TEXAS--1.3%
 Brazos River Authority, Texas Pollution Control
  Revenue,
 3.85% due 4/01/97(1).............................       1,600        1,600,000
                                                                   ------------
TOTAL SHORT-TERM SECURITIES
 (cost $3,900,000)................................                    3,900,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $119,359,232)*.............................       101.2%     124,924,730
Liabilities in excess of other assets.............        (1.2)      (1,495,881)
                                                        ------     ------------
NET ASSETS--                                             100.0%    $123,428,849
                                                        ======     ============

-------
* See Note 5
+ All or part of this security is insured by Government National Mortgage
  Association ("GNMA"), Municipal Bond Insurance Association ("MBIA"), Financial Security Assurance ("FSA"), Financial Guarantee Insurance Corp. ("FGIC"), AMBAC, Inc., Bond Insurance Guarantee ("BIG"), Connie Lee or Capital Guarantee ("CAP") ($104,827,686 or 84.9% of net assets).
(1) Variable rate security; maturity date reflects next reset date; rate as of March 31, 1997

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997
Note 1. Organization

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly owned subsidiary of SunAmerica Inc. An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:
  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.
  Federal Securities Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.
  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds.
  Tax Exempt Insured Fund seeks a high level of current income exempt from Federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B shares are subject to higher distribution fee rates.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies.

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)
  As of March 31, 1997, the U.S. Government Securities Fund, Federal Securities Fund, and High Income Fund had a 28.0%, 8.4% and 7.4% undivided interest which represented $30,041,000, $9,042,000 and $7,976,000, respectively, in principal amount in a joint repurchase agreement with Yamaichi International (America), Inc. In addition, the Diversified Income Fund had a 5.3% undivided interest which represented $3,985,000 in principal amount in a joint repurchase agreement with Yamaichi International (America), Inc. As of such date, the repurchase agreements in the joint account and the collateral therefore were as follows:

  Yamaichi International (America), Inc. Repurchase Agreement, 6.50% dated 3/31/97, in the principal amount of $107,182,000 repurchase price $107,201,352 due 4/1/97 collateralized by $42,010,000 U.S. Treasury Notes 7.00% due 7/15/06, $51,350,000 U.S. Treasury Notes 7.75% due 11/30/99,
  $10,000,000 U.S. Treasury Notes 7.25% due 8/15/04 and $1,925,000 U.S.
  Treasury Bonds 8.125% due 8/15/19, approximate aggregate value
  $109,328,448.

  Yamaichi International (America), Inc. Repurchase Agreement, 6.10% dated 3/31/97, in the principal amount of $75,499,000 repurchase price $75,511,793 due 4/1/97 collateralized by $19,000,000 U.S. Treasury Bonds 7.625% due 2/15/07, $19,400,000 U.S. Treasury Notes 7.875% due 11/15/04,
  $20,675,000 U.S. Treasury Notes 6.375% due 3/31/01 and $16,230,000 U.S.
  Treasury Bill 5.37% due 9/18/97, approximate aggregate value $77,014,142.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets were not affected.

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)

  For the year ended March 31, 1997, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

                                        ACCUMULATED       ACCUMULATED
                                     UNDISTRIBUTED NET UNDISTRIBUTED NET
                                        INVESTMENT         REALIZED      PAID-IN
                                       INCOME/(LOSS)      GAIN/(LOSS)    CAPITAL
                                     ----------------- ----------------- -------
  U.S. Government Securities Fund...    $(5,522,796)      $5,522,796      $--
  Federal Securities Fund...........       (204,143)         204,143       --
  Diversified Income Fund...........         75,576          (75,576)      --
  High Income Fund..................        222,086         (222,086)      --
  Tax Exempt Insured Fund...........          8,269           (8,269)      --

  INVESTMENT SECURITIES LOANED: During the year ended March 31, 1997, U.S. Government Securities Fund, Federal Securities Fund and Diversified Income Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. To the extent income is earned on the cash collateral invested, it is recorded as interest income. Alternatively, an interest expense is recorded on the books when the cash collateral from the securities on loan is used to cover an overdraft. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At March 31, 1997, U.S. Government Securities Fund and Federal Securities Fund have loaned securities having a value of $24,019,562 and $4,803,913, respectively, and held cash collateral of $24,000,000 and $4,800,000, respectively, for these loans.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. The Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, forward currency contracts, dividends received, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued) equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rates.

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's net assets:

                                                                    MANAGEMENT
                                                       ASSETS          FEES
                                                  ----------------- ----------
   U.S. Government Securities Fund and High In-
    come Fund.................................... $0 - $200 million    0.75%
                                                     > $200 million    0.72%
                                                     > $400 million    0.55%
   Federal Securities Fund....................... $0 - $25  million    0.55%
                                                     > $25  million    0.50%
                                                     > $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                                     > $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                                     > $350 million    0.45%

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan" and the "Class B Plan." In adopting the Class A Plan and the Class B Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan and Class B Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10% and .75%, respectively, of average daily net assets of such Fund's Class A and Class B shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan or Class B Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended March 31, 1997, SACS received fees (see Statement of Operations) based upon the aforementioned rates (of which $6,176 and $11,034 was reimbursed to the U.S. Government Securities Fund Class A and High Income Fund Class B, respectively).

  SACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class B fund shares. SACS has advised the Funds that for the year ended March 31, 1997, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class B redemptions are as follows:

                                            CLASS A                   CLASS B
                             -------------------------------------- ------------
                                                                     CONTINGENT
                              SALES     AFFILIATED   NON-AFFILIATED   DEFERRED
                             CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGE
                             -------- -------------- -------------- ------------
   U.S. Government Securi-
    ties Fund..............  $ 32,290    $16,822        $10,305       $924,933
   Federal Securities Fund.    10,220      7,306          2,974         45,178
   Diversified Income Fund.    86,113     34,644         36,605        221,016
   High Income Fund........   149,191     57,237         67,696        313,032
   Tax Exempt Insured Fund.    41,383     24,953          9,219         88,150

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)
  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the year ended March 31, 1997, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                                   PAYABLE AT
                                                   EXPENSES      MARCH 31, 1997
                                               ----------------- ---------------
                                               CLASS A  CLASS B  CLASS A CLASS B
                                               -------- -------- ------- -------
   U.S. Government Securities Fund............ $246,713 $805,666 $21,479 $55,520
   Federal Securities Fund....................   75,922   49,652   5,777   3,623
   Diversified Income Fund....................   40,090  210,554   4,315  15,385
   High Income Fund...........................   86,823  238,000   8,153  19,396
   Tax Exempt Insured Fund....................  238,542   63,192  18,708   4,839

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments (excluding U.S. Government securities in the Diversified Income and High Income Funds, respectively) during the year ended March 31, 1997 were as follows:

                                U.S.
                             GOVERNMENT    FEDERAL    DIVERSIFIED      HIGH     TAX EXEMPT
                             SECURITIES   SECURITIES     INCOME       INCOME      INSURED
                                FUND         FUND         FUND         FUND        FUND
                            ------------ ------------ ------------ ------------ -----------
   Aggregate purchases..... $685,086,064 $230,552,983 $128,129,317 $228,538,571 $69,216,439
                            ============ ============ ============ ============ ===========
   Aggregate sales......... $710,631,110 $237,260,273 $145,743,969 $238,998,110 $94,278,004
                            ============ ============ ============ ============ ===========

Note 5. Federal Income Taxes

  The Funds intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax-exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities, for federal income tax purposes were as follows:

                                U.S.
                             GOVERNMENT     FEDERAL    DIVERSIFIED      HIGH       TAX EXEMPT
                             SECURITIES   SECURITIES     INCOME        INCOME       INSURED
                                FUND         FUND         FUND          FUND          FUND
                            ------------  -----------  -----------  ------------  ------------
   Cost (tax basis)........ $426,795,594  $54,193,761  $93,843,361  $129,573,943  $119,359,232
                            ============  ===========  ===========  ============  ============
   Appreciation............ $  6,453,342  $   569,476  $ 3,342,352  $  3,496,642  $  5,919,860
   Depreciation............   (8,999,655)    (707,826)  (2,374,902)   (6,464,810)     (354,362)
                            ------------  -----------  -----------  ------------  ------------
   Unrealized appreciation
    (depreciation)--net.... $ (2,546,313) $  (138,350) $   967,450  $ (2,968,168) $  5,565,498
                            ============  ===========  ===========  ============  ============

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)

  Capital losses and currency losses after October 31 within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. Accordingly, the U.S. Government Securities Fund and Federal Securities Fund, incurred and elected to defer capital losses of $178,567 and $89,186, respectively, to the taxable year ended March 31, 1998. To the extent these losses are permitted under regulations to be used to offset future gains, it is probable that the gains so offset will not be distributed.

  At March 31, 1997, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carryforwards of $36,791,157, $1,045,533, $29,832,034,
  $37,606,003 and $6,547,732, respectively, which were available to the extent provided in regulations and which will expire between 1998-2005. Some of these capital loss carry-forwards were acquired from mergers and may be subject to certain limitations. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund utilized capital loss carryforwards of $2,011,740, $7,129,273 and $2,316,366, respectively, to offset the Funds' net taxable gains realized and recognized in the year ended March 31, 1997.

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                    U.S. GOVERNMENT SECURITIES FUND
                  ----------------------------------------------------------------------------------------------------------
                                      CLASS A                                               CLASS B
                  --------------------------------------------------  ------------------------------------------------------
                          FOR THE                   FOR THE                    FOR THE                     FOR THE
                        YEAR ENDED                YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                      MARCH 31, 1997            MARCH 31, 1996             MARCH 31, 1997              MARCH 31, 1996
                  ------------------------  ------------------------  --------------------------  --------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Shares sold.....   2,843,102  $ 24,070,752  13,131,939  $112,301,977      851,285  $   7,192,469    9,360,875  $  79,755,257
Reinvested
 dividends......     462,183     3,908,049     410,804     3,519,824    1,318,904     11,152,661    1,974,201     16,845,172
Shares redeemed.  (4,515,889)  (38,204,048) (7,702,779)  (65,848,530) (17,979,626)  (152,107,446) (33,167,131)  (282,936,370)
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Net increase
 (decrease).....  (1,210,604) $(10,225,247)  5,839,964  $ 49,973,271  (15,809,437) $(133,762,316) (21,832,055) $(186,335,941)
                  ==========  ============  ==========  ============  ===========  =============  ===========  =============
                                                        FEDERAL SECURITIES FUND
                  ----------------------------------------------------------------------------------------------------------
                                      CLASS A                                               CLASS B
                  --------------------------------------------------  ------------------------------------------------------
                          FOR THE                   FOR THE                    FOR THE                     FOR THE
                        YEAR ENDED                YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                      MARCH 31, 1997            MARCH 31, 1996             MARCH 31, 1997              MARCH 31, 1996
                  ------------------------  ------------------------  --------------------------  --------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Shares sold.....     187,062  $  1,941,579   4,123,463  $ 43,030,581      171,783  $   1,794,682      814,487  $   8,530,005
Reinvested
 dividends......     130,519     1,361,673     111,354     1,172,357       82,353        860,591      153,756      1,604,033
Shares redeemed.  (1,244,469)  (12,990,824)   (998,837)  (10,515,594)    (941,907)    (9,850,854)  (5,023,383)   (52,553,961)
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Net increase
 (decrease).....    (926,888) $ (9,687,572)  3,235,980  $ 33,687,344     (687,771) $  (7,195,581)  (4,055,140) $ (42,419,923)
                  ==========  ============  ==========  ============  ===========  =============  ===========  =============

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)

                                                       DIVERSIFIED INCOME FUND
                  ---------------------------------------------------------------------------------------------------------
                                      CLASS A                                              CLASS B
                  --------------------------------------------------  -----------------------------------------------------
                          FOR THE                   FOR THE                   FOR THE                     FOR THE
                        YEAR ENDED                YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                      MARCH 31, 1997            MARCH 31, 1996             MARCH 31, 1997             MARCH 31, 1996
                  ------------------------  ------------------------  -------------------------  --------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  -------------
Shares sold.....   2,967,500  $ 13,107,488   2,955,037  $ 12,861,772    2,028,462  $  8,850,838    2,801,046  $  12,136,400
Reinvested
 dividends......     192,535       845,962     195,515       841,738      935,249     4,101,854    1,377,852      5,943,373
Shares redeemed.  (1,919,822)   (8,393,062) (2,674,706)  (11,458,461) (11,026,801)  (48,421,764) (10,248,505)   (44,195,135)
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  -------------
Net increase
 (decrease).....   1,240,213  $  5,560,388     475,846  $  2,245,049   (8,063,090) $(35,469,072)  (6,069,607) $ (26,115,362)
                  ==========  ============  ==========  ============  ===========  ============  ===========  =============
                                                           HIGH INCOME FUND
                  ---------------------------------------------------------------------------------------------------------
                                      CLASS A                                              CLASS B
                  --------------------------------------------------  -----------------------------------------------------
                          FOR THE                   FOR THE                   FOR THE                     FOR THE
                        YEAR ENDED                YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                      MARCH 31, 1997            MARCH 31, 1996             MARCH 31, 1997             MARCH 31, 1996
                  ------------------------  ------------------------  -------------------------  --------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  -------------
Shares sold.....   2,138,523  $ 15,178,086   8,359,027  $ 57,916,776    7,842,612  $ 55,170,199   12,736,686  $  88,552,474
Reinvested
 dividends......     306,218     2,170,892     368,814     2,562,289      753,534     5,344,680      977,729      6,803,888
Shares redeemed.  (1,792,558)  (12,665,768) (9,390,977)  (64,906,948)  (7,864,875)  (55,713,062) (22,505,915)  (155,995,199)
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  -------------
Net increase
 (decrease).....     652,183  $  4,683,210    (663,136) $ (4,427,883)     731,271  $  4,801,817   (8,791,500) $ (60,638,837)
                  ==========  ============  ==========  ============  ===========  ============  ===========  =============
                                                       TAX EXEMPT INSURED FUND
                  ---------------------------------------------------------------------------------------------------------
                                      CLASS A                                              CLASS B
                  --------------------------------------------------  -----------------------------------------------------
                          FOR THE                   FOR THE                   FOR THE                     FOR THE
                        YEAR ENDED                YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                      MARCH 31, 1997            MARCH 31, 1996             MARCH 31, 1997             MARCH 31, 1996
                  ------------------------  ------------------------  -------------------------  --------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  -------------
Shares sold.....     191,259  $  2,373,663     561,023  $  7,051,303      530,461  $  6,566,926    1,455,371  $  18,163,807
Reinvested
 dividends......     213,682     2,650,948     264,543     3,294,346       59,647       740,342       55,207        688,264
Shares redeemed.  (2,254,438)  (27,912,841) (2,378,115)  (29,684,179)    (920,911)  (11,459,216) (1,292,255)    (16,166,468)
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  -------------
Net increase
 (decrease).....  (1,849,497) $(22,888,230) (1,552,549) $(19,338,530)    (330,803) $ (4,151,948)     218,323  $   2,685,603
                  ==========  ============  ==========  ============  ===========  ============  ===========  =============

Note 7. Commitments and Contingencies

  State Street Bank and Trust Company, the Funds' custodian, has established an uncommitted line of credit with the SunAmerica family of mutual funds with interest payable at the Federal Funds rate plus 100 basis points with respect to the U.S. Government Securities Fund and Federal Securities Fund, and at the Federal Funds rate plus 125 basis points with respect to the Diversified Income Fund and the High Income Fund. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended March 31, 1997 the Diversified Income and High Income Fund periodically utilized the uncommitted line of credit and incurred an interest expense of $1,295 and $6,533, respectively.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1997 -- (continued)
  January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of March 31, 1997, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had accrued $54,424, $5,542, $11,104, $12,341 and $12,962, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended March 31, 1997 expensed $23,804, $2,660, $5,211, $6,390 and $6,266, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

 SUNAMERICA INCOME FUNDS
 REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees and Shareholders of SunAmerica Income Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund (constituting SunAmerica Income Funds, hereafter referred to as the "Fund") at March 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
May 12, 1997

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER TAX INFORMATION--(UNAUDITED)

Certain tax information regarding the SunAmerica Income Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable periods ended March 31, 1997. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1997. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 1998.

During the year ended March 31, 1997 Tax Exempt Insured Fund paid tax exempt interest dividends of $.59 per share to Class A shareholders and $.51 per share to Class B shareholders. For the year ended March 31, 1996, 0.5% and 1.0% of the dividends paid from ordinary income by Diversified Income Fund and High Income Fund, respectively, qualified for the 70% dividends received deductions for corporations.

TRUSTEES                                   INVESTMENT ADVISER
S. James Coppersmith                       SunAmerica Asset Management Corp.
Samuel M. Eisenstat                        The SunAmerica Center
Stephen J. Gutman                          733 Third Avenue
Peter A. Harbeck                           New York, NY 10017-3204

Peter McMillan III                         DISTRIBUTOR
Sebastiano Sterpa                          SunAmerica Capital Services, Inc.
                                           The SunAmerica Center
                                           733 Third Avenue
OFFICERS                                   New York, NY 10017-3204
Peter A. Harbeck, President
Nancy Kelly, Vice President
P. Christopher Leary, Vice President       SHAREHOLDER SERVICING AGENT
Robert M. Zakem, Secretary                 SunAmerica Fund Services, Inc.
Peter C. Sutton, Treasurer                 The SunAmerica Center
John T. Genoy, Assistant Treasurer         733 Third Avenue
Donna M. Handel, Assistant Treasurer       New York, NY 10017-3204
Abbe P. Stein, Assistant Secretary

                                           CUSTODIAN AND TRANSFER AGENT
                                           State Street Bank & Trust Company
                                           P.O. Box 419572
                                           Kansas City, MO 64141-6572

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                            BULK RATE
 SUNAMERICA INCOME FUNDS                                  U.S. POSTAGE
 THE SUNAMERICA CENTER                                        PAID
 733 THIRD AVENUE                                         Kansas City,
 NEW YORK, NY 10017-3204                                       MO
 1-800-858-8850                                            PERMIT NO.
                                                              3657

This report is submitted solely for
the general information of
shareholders of the Fund.
Distribution of this report to
persons other than shareholders of
the Fund is authorized only in
connection with a currently effective
prospectus, setting forth details of
the Fund, which must precede or
accompany this report.

The accompanying report has not been
examined by independent accountants
and accordingly no opinion has been
expressed thereon.

SPONSORED BY:

[LOGO] SunAmerica
       Asset Management

IFANN